                                 SMITH BARNEY
                                  ALLOCATION
                                  SERIES INC.

                      ANNUAL REPORT  |  JANUARY 31, 2003


GLOBAL PORTFOLIO

HIGH GROWTH PORTFOLIO

GROWTH PORTFOLIO

BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO

INCOME PORTFOLIO

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

Table of Contents

Letter From the Chairman....................................................   1

Manager Overview............................................................   2

Smith Barney Allocation Series Portfolios

    Global Portfolio........................................................   5

    High Growth Portfolio...................................................  10

    Growth Portfolio........................................................  15

    Balanced Portfolio......................................................  20

    Conservative Portfolio..................................................  25

    Income Portfolio........................................................  30

Schedules of Investments....................................................  35

Statements of Assets and Liabilities........................................  41

Statements of Operations....................................................  42

Statements of Changes in Net Assets.........................................  43

Notes to Financial Statements...............................................  45

Financial Highlights........................................................  51

Independent Auditors' Report................................................  69

Additional Information......................................................  70

Tax Information.............................................................  72

Directors and Officers...................................................... IBC

LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

Chairman, President and
Chief Executive Officer


Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Smith Barney Allocation Series Inc. -- Global, High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolio(s)"), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Portfolios' Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this annual report for the Portfolios for the year ended January 31, 2003. In this report, the Portfolios' Manager summarizes the factors that affected the Portfolios' performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Portfolios' progress.

Sincerely,

/s/ R Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 25, 2003

                               MANAGER OVERVIEW

Performance Review
The chart below shows the performance of Class A shares of the six Portfolios, without sales charges, for the twelve months ended January 31, 2003. The performance and current holdings of each Portfolio are discussed in greater detail on the following pages. Additional performance information for all six of the Portfolios can be found on pages 5 through 34.

Performance of the Portfolios for the Year Ended January 31, 2003

                                           Class A Shares
                                       Without Sales Charges/1/
                                       -----------------------
                Global Portfolio               -22.55%
                High Growth Portfolio          -23.93
                Growth Portfolio               -18.32
                Balanced Portfolio             - 7.12
                Conservative Portfolio         - 2.18
                Income Portfolio                 2.00

Another Difficult Year for Equity Investors
Geopolitical uncertainty, corporate governance issues, and deflationary fears dominated the capital markets for most of 2002. Consequently, the many equity markets were down for the third year in a row, with every sector of the S&P 500 Index/i/ experiencing negative returns for the year. Poor market returns were largely driven by a fear of deflation in the U.S. Exacerbating this concern was the possibility of an economic slowdown, encouraged in part by the growing geopolitical uncertainty influencing business and consumer decision-making. As the period progressed, tensions rose in the Middle East, while North Korea raised the prospect of nuclear conflict and a general strike began in Venezuela. These were just a few of the global events that raised the perceived risk of investing and exacerbated fears of an economic slow-down punctuated by deflation. The biggest and most prominent concern for many investors, the possibility of war with Iraq, heavily influenced markets going into 2003. While broad economic indicators gave mixed signals about the health and strength of the domestic economy, consumers kept the U.S. economy afloat through reasonably strong spending, driven largely by mortgage refinancing.

Fixed-Income Securities Outperformed Equities
The stock markets' persistent struggle prompted many investors to continue to shift money into the safer havens of investment-grade fixed-income securities. This increased demand helped propel the prices of many investment-grade corporate and municipal bonds higher and was an absolute boon to the U.S. Treasury market. In early October, amid a rise in economic expectations, fixed-income securities markets languished somewhat while equity markets advanced during the first three weeks of the month. This rally, however, reversed in another moderate downdraft in December.

--------
/1/These total return figures do not reflect the deduction of a sales charge for each Portfolio's Class A shares. In addition, all total return information represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The shorter the time period of your investment, the greater the possibility of loss. Portfolio shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation, or any other agency, entity, or person.

Fed Eventually Took Action
When the economy is weak, the Federal Reserve ("Fed")/ii/ may consider dropping its interest rate targets as lower rates often encourage consumers to borrow and subsequently spend more, thereby pumping more money back into the economy. Corporate earnings seemed to have hit a trough in the third quarter of 2002. Following an economic report released in October that reflected a weak labor market, the Fed proceeded to reduce its target for the federal funds rate ("fed funds rate")/iii/ by half a percentage point to a 41-year low of 1.25%. Bond markets fluctuated in the month of November, but as concerns about the economy and tensions with Iraq resurfaced as the calendar year proceeded to close, higher-rated bond markets rallied again as investors sought less-risky investment alternatives.

Outlook for 2003 Depends on Iraq
At the time of this writing, no conflict has yet begun in Iraq. Obviously the resolution to any such conflict will greatly affect global capital markets in 2003. Our base-case scenario, if there is a war, assumes a relatively brief conflict. We believe that once tensions over Iraq are reduced, businesses may be more willing to make capital expenditures and create jobs. This increased business activity could make up for any slowing of consumer spending in 2003. With increased business spending and continued supportive monetary and fiscal policy, we expect to see a return to a more normal trend of economic growth in the U.S. and very likely, in the rest of the world. We expect that this return to economic growth in the U.S. should lead to improved corporate earnings and therefore, better returns for equity investors. A resolution to the Iraq crisis should also help to achieve higher equity returns, as the war-risk premium currently priced into many stocks is reduced or even eliminated.

Improved Economic Prospects Expected
With improved economic prospects we should see rising interest rates later in 2003 and a likely move toward tightening short-term interest rate targets by the Fed. Given this likely increase in interest rates and our expectation of increasing equity valuations, we favor equities over bonds going forward. Stronger economic growth, higher interest rates, and a resolution in Iraq should also lead to a stronger U.S. dollar in 2003.

Europe Expected to Outpace Japan
Overseas equity markets are also expected to fare somewhat better in 2003, primarily for the same reasons that we think U.S. equity markets will see an improving trend. We generally prefer European equities to Japanese equities. European equity valuations and prospects for economic growth are, in our opinion, more favorable than those of the Japanese equities in 2003. We remain concerned about the ability of the Japanese government to stimulate the nation's economy and address the ongoing problems facing its financial sector.

Thank you for your investment in the Smith Barney Allocation Series Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

The Investment Management Team

February 25, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 35 through 40 for a list and percentage breakdown of the Portfolios' holdings.


--------

/i/ The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

/ii/ The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/iii/ The fed funds rate is the interest rate that banks with excess reserves at a Federal district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of the U.S. interest rates.

THE GLOBAL PORTFOLIO

                            Target Asset Allocation

                                     [CHART]



Stock Funds                                                                 100%


The Global Portfolio seeks capital appreciation by investing 100% of its assets in global, international and U.S. stock funds.
The Target Asset Allocation set forth above represents an approximate mix of investments for the Global Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Smith Barney Allocation Series' Board of Directors.


                               Index Comparison*

                      S&P 500**                    -23.01%
                      Russell 2000(R)***           -21.87
                      MSCI EAFE+                   -14.93
                      MSCI Emerging Markets Free++ - 9.48

  *The chart above represents total returns for the year ended January 31, 2003. **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
  +The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
 ++The MSCI Emerging Markets Free Index is a broad-based unmanaged index of emerging market companies with an average size of $800 million and the index performance of emerging markets in South America, South Africa, Asia and Eastern Europe. Please note that an investor cannot invest directly in an index.

                              Performance Update

For the year ended January 31, 2003, the Portfolio's Class A shares, without sales charges, returned -22.55%. The chart that appears on page 9 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio. The Portfolio underperformed its Lipper peer group of global funds, which returned -19.50% for the same period./1/

Please be aware that, unlike the other five Portfolios in the Smith Barney Allocation Series Inc., the Global Portfolio is designed to further diversify an investor's existing investment portfolio and is not intended to be a complete investment program. (Please note that international investing involves certain risks, such as currency fluctuation, differing accounting and financial standards and the potential for adverse political developments, among others.)



1Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended January 31, 2003, calculated among 308 funds in the global fund category with reinvestment of dividends and capital gains excluding sales charges.

The Allocation Series Global Portfolio Breakdown (as of 1/31/03) (unaudited)

                                     [CHART]

Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global
          Value Fund                                                        35%
   Top 5 Holdings:
     International Business Machines Corp.
     Unilever PLC
     HSBC Holdings PLC
     Kingfisher PLC
     Verizon Communications Inc.

Smith Barney World Funds, Inc. -  International All Cap Growth Portfolio    30%
   Top 5 Holdings:
     Grafton Group PLC
     Novartis AG
     Vodafone Group PLC
     Nokia Oyj
     Mettler-Toledo International Inc.

Smith Barney Investment Trust - Smith Barney Large Capitalization
          Growth Fund                                                       15%
   Top 5 Holdings:
     Berkshire Hathaway Inc., Class A Shares
     The Gillette Co.
     Pfizer Inc.
     Amazon.com, Inc.
     Amgen Inc.

Smith Barney Small Cap Core Fund, Inc.                                      10%
   Top 5 Holdings:
     UGI Corp.
     Oshkosh Truck Corp.
     Dole Food Co., Inc.
     New Jersey Resources Corp.
     Hilb, Rogal & Hamilton Co.

Smith Barney Funds, Inc. - Large Cap Value Fund                              5%
   Top 5 Holdings:
     Verizon Communications Inc.
     Hewlett-Packard Co.
     Altria Group Inc.
     The News Corp. Ltd.
     Nokia Corp.

Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund               5%
   Top 5 Holdings:
     Ambac Financial Group, Inc.
     International Flavors & Fragrances Inc.
     Weatherford International Ltd.
     Gilead Sciences, Inc.
     Universal Health Services Inc.

THE GLOBAL PORTFOLIO

Historical Performance -- Class A Shares

                            Net Asset Value
                     ------------------------------ Income   Capital Gain     Total
Year Ended           Beginning of Year End of Year Dividends Distributions Returns/(1)+/
---------------------------------------------------------------------------------------
1/31/03                   $ 8.87         $ 6.87      $0.00       $0.00        (22.55)%
---------------------------------------------------------------------------------------
1/31/02                    11.93           8.87       0.00        0.69        (20.21)
---------------------------------------------------------------------------------------
1/31/01                    13.67          11.93       0.12        0.36         (9.29)
---------------------------------------------------------------------------------------
1/31/00                    11.16          13.67       0.20        0.04         24.57
---------------------------------------------------------------------------------------
Inception* - 1/31/99       11.40          11.16       0.04        0.01         (1.60)++
---------------------------------------------------------------------------------------
Total                                                $0.36       $1.10
---------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                            Net Asset Value
                     ------------------------------ Income   Capital Gain     Total
Year Ended           Beginning of Year End of Year Dividends Distributions Returns/(1)+/
---------------------------------------------------------------------------------------
1/31/03                   $ 8.78         $ 6.76      $0.00       $0.00        (23.01)%
---------------------------------------------------------------------------------------
1/31/02                    11.92           8.78       0.00        0.69        (20.93)
---------------------------------------------------------------------------------------
1/31/01                    13.65          11.92       0.03        0.36         (9.92)
---------------------------------------------------------------------------------------
1/31/00                    11.15          13.65       0.09        0.04         23.59
---------------------------------------------------------------------------------------
Inception* - 1/31/99       11.40          11.15       0.00        0.01         (2.16)++
---------------------------------------------------------------------------------------
Total                                                $0.12       $1.10
---------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                            Net Asset Value
                     ------------------------------ Income   Capital Gain     Total
Year Ended           Beginning of Year End of Year Dividends Distributions Returns/(1)+/
---------------------------------------------------------------------------------------
1/31/03                   $ 8.78         $ 6.76      $0.00       $0.00        (23.01)%
---------------------------------------------------------------------------------------
1/31/02                    11.91           8.78       0.00        0.69        (20.86)
---------------------------------------------------------------------------------------
1/31/01                    13.64          11.91       0.03        0.36         (9.93)
---------------------------------------------------------------------------------------
1/31/00                    11.14          13.64       0.09        0.04         23.61
---------------------------------------------------------------------------------------
Inception* - 1/31/99       11.40          11.14       0.00        0.01         (2.25)++
---------------------------------------------------------------------------------------
Total                                                $0.12       $1.10
---------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns+ (unaudited)

                                                   Without Sales Charges/(1)/
                                                   ------------------------
                                                   Class A  Class B  Class L
----------------------------------------------------------------------------
Year Ended 1/31/03                                 (22.55)% (23.01)% (23.01)%
----------------------------------------------------------------------------
Inception* through 1/31/03                          (7.37)   (8.04)   (8.04)
----------------------------------------------------------------------------

                                                    With Sales Charges/(2)/
                                                   ------------------------
                                                   Class A  Class B  Class L
----------------------------------------------------------------------------
Year Ended 1/31/03                                 (26.45)% (26.86)% (24.55)%
----------------------------------------------------------------------------
Inception* through 1/31/03                          (8.34)   (8.21)   (8.24)
----------------------------------------------------------------------------

Cumulative Total Returns+ (unaudited)

                                                   Without Sales Charges/(1)/
---------------------------------------------------------------------------
Class A (Inception* through 1/31/03)                        (31.28)%
---------------------------------------------------------------------------
Class B (Inception* through 1/31/03)                        (33.69)
---------------------------------------------------------------------------
Class L (Inception* through 1/31/03)                        (33.69)
---------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception date for Class A, B and L shares is March 9, 1998.

Value of $10,000 Invested in Class A, B and L Shares of the Global Portfolio vs. the S&P 500 Index, Russell 2000 Index, Morgan Stanley Capital International
EAFE Index and Morgan Stanley Capital International Emerging Markets Free Index March 9, 1998 -- January 31, 2003 (unaudited)


                                    [CHART]

             Global      Global       Global
           Portfolio-  Portfolio-   Portfolio-      S&P                                     MSCI Emerging
             Class A     Class B     Class L        500       Russell 2000     MSCI EAFE    Markets Free
             Shares      Shares       Shares       Index         Index          Index          Index
             ------      ------       ------       -----         -----          -----          -----
3/9/98       9,500       10,000        9,896       10,000        10,000         10,000        10,000
1/99         9,348        9,784        9,674       12,318         9,362         10,748         7,292
1/00        11,646       12,092       11,958       13,591        11,023         12,817        12,713
1/01        10,564       10,892       10,770       13,467        11,430         11,751        10,039
1/02         8,429        8,613        8,523       11,293        11,019          8,719         8,861
1/31/03      6,528        6,572        6,562        8,695         8,609          7,417         8,021



Hypothetical illustration of $10,000 invested in Class A, B and L shares on March 9, 1998 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. The MSCI Emerging Markets Free Index consists of emerging market companies with an average size of $800 million and the index performance of emerging markets in South America, South Africa, Asia and Eastern Europe. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE HIGH GROWTH PORTFOLIO

                            Target Asset Allocation


                                    [CHART]

Bond Funds                                                                   10%
Stock Funds                                                                  90%

The High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds.
The Target Asset Allocation set forth above represents an approximate mix of investments for the High Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.
                               Index Comparison*

S&P 500**                                -23.01%
Russell 2000(R)***                       -21.87
MSCI EAFE+                               -14.93
Salomon Smith Barney High-Yield Market++   1.70

 * The chart above represents total returns for the year ended January 31, 2003. **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
  +The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
 ++The Salomon Smith Barney High-Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.



                              Performance Update

For the year ended January 31, 2003, the Portfolio's Class A shares, without sales charges, returned -23.93%. The chart that appears on page 14 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio. The Portfolio underperformed its Lipper peer group of multi-cap core funds, which returned -22.43% for the same period./1/



1Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended January 31, 2003, calculated among 471 funds in the multi-cap core fund category with reinvestment of dividends and capital gains excluding sales charges.

The Allocation Series High Growth Portfolio Breakdown (as of 1/31/03)
(unaudited)






                                     [CHART]

Smith Barney Small Cap Core Fund, Inc.                                      21%
   Top 5 Holdings:
     UGI Corp.
     Oshkosh Truck Corp.
     Dole Food Co., Inc.
     New Jersey Resources Corp.
     Hilb, Rogal & Hamilton Co.

Smith Barney Investment Trust - Smith Barney Large Capitalization
   Growth Fund                                                              16%
   Top 5 Holdings:
     Berkshire Hathaway Inc., Class A Shares
     The Gillette Co.
     Pfizer Inc.
     Amazon.com, Inc.
     Amgen Inc.

Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global
   Value Fund                                                               11%
   Top 5 Holdings:
     International Business Machines Corp.
     Unilever PLC
     HSBC Holdings PLC
     Kingfisher PLC
     Verizon Communications Inc.

Smith Barney Aggressive Growth Fund Inc.                                    11%
   Top 5 Holdings:
     UnitedHealth Group Inc.
     Forest Laboratories, Inc.
     Amgen Inc.
     Lehman Brothers Holdings Inc.
     Chiron Corp.

Smith Barney World Funds, Inc. - International All Cap Growth Portfolio      8%
   Top 5 Holdings:
     Grafton Group PLC
     Novartis AG
     Vodafone Group PLC
     Nokia Oyj
     Mettler-Toledo International Inc.

Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund      8%
   Top 5 Holdings:
     The Gillette Co.
     Amazon.com, Inc.
     Berkshire Hathaway Inc., Class A Shares
     Pfizer Inc.
     Amgen Inc.

Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund               5%
   Top 5 Holdings:
     Ambac Financial Group, Inc.
     International Flavors & Fragrances Inc.
     Weatherford International Ltd.
     Gilead Sciences, Inc.
     Universal Health Services Inc.

Smith Barney Funds, Inc. - Large Cap Value Fund                              5%
   Top 5 Holdings:
     Verizon Communications Inc.
     Hewlett-Packard Co.
     Altria Group Inc.
     The News Corp. Ltd.
     Nokia Corp.

Smith Barney Investment Series - Smith Barney Growth and Income Fund         5%
   Top 5 Holdings:
     Microsoft Corp.
     Exxon Mobil Corp.
     American International Group, Inc.
     Pfizer Inc.
     Teva Pharmaceuticals Industries Ltd. ADR

Smith Barney Income Funds - Smith Barney High Income Fund                    5%
   Top 5 Holdings:
     Charter Communications Holdings LLC
     CSC Holdings Inc.
     Echostar DBS Corp.
     Nextel Communications, Inc.
     AT&T

Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund      5%
   Top 5 Holdings:
     Mercury Interactive Corp.
     Fair, Isaac and Co., Inc.
     Getty Images, Inc.
     Medicis Pharmaceutical Corp.
     Chico's FAS, Inc.

THE HIGH GROWTH PORTFOLIO


Historical Performance -- Class A Shares

                             Net Asset Value
                      ------------------------------ Income   Capital Gain     Total
Year Ended            Beginning of Year End of Year Dividends Distributions Returns/(1)+/
----------------------------------------------------------------------------------------
1/31/03                    $12.12         $ 9.22      $0.00       $0.00        (23.93)%
----------------------------------------------------------------------------------------
1/31/02                     15.11          12.12       0.00*       0.57        (16.25)
----------------------------------------------------------------------------------------
1/31/01                     16.81          15.11       0.67        0.84         (0.94)
----------------------------------------------------------------------------------------
1/31/00                     14.86          16.81       0.53        0.35         18.97
----------------------------------------------------------------------------------------
1/31/99                     12.97          14.86       0.08        0.48         19.15
----------------------------------------------------------------------------------------
1/31/98                     12.41          12.97       0.13        0.33          8.25
----------------------------------------------------------------------------------------
Inception** - 1/31/97       11.40          12.41       0.20        0.04         11.04++
----------------------------------------------------------------------------------------
Total                                                 $1.61       $2.61
----------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                             Net Asset Value
                      ------------------------------ Income   Capital Gain     Total
Year Ended            Beginning of Year End of Year Dividends Distributions Returns/(1)+/
----------------------------------------------------------------------------------------
1/31/03                    $12.01         $ 9.06      $0.00       $0.00        (24.56)%
----------------------------------------------------------------------------------------
1/31/02                     15.08          12.01       0.00        0.57        (16.83)
----------------------------------------------------------------------------------------
1/31/01                     16.74          15.08       0.52        0.84         (1.65)
----------------------------------------------------------------------------------------
1/31/00                     14.81          16.74       0.39        0.35         18.01
----------------------------------------------------------------------------------------
1/31/99                     12.95          14.81       0.00        0.48         18.30
----------------------------------------------------------------------------------------
1/31/98                     12.41          12.95       0.05        0.33          7.44
----------------------------------------------------------------------------------------
Inception** - 1/31/97       11.40          12.41       0.07        0.04          9.91++
----------------------------------------------------------------------------------------
Total                                                 $1.03       $2.61
----------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                             Net Asset Value
                      ------------------------------ Income   Capital Gain     Total
Year Ended            Beginning of Year End of Year Dividends Distributions Returns/(1)+/
----------------------------------------------------------------------------------------
1/31/03                    $12.01         $ 9.08      $0.00       $0.00        (24.40)%
----------------------------------------------------------------------------------------
1/31/02                     15.09          12.01       0.00        0.57        (16.88)
----------------------------------------------------------------------------------------
1/31/01                     16.75          15.09       0.52        0.84         (1.65)
----------------------------------------------------------------------------------------
1/31/00                     14.81          16.75       0.39        0.35         18.08
----------------------------------------------------------------------------------------
1/31/99                     12.96          14.81       0.00        0.48         18.21
----------------------------------------------------------------------------------------
1/31/98                     12.42          12.96       0.05        0.33          7.44
----------------------------------------------------------------------------------------
Inception** - 1/31/97       11.40          12.42       0.07        0.04         10.00++
----------------------------------------------------------------------------------------
Total                                                 $1.03       $2.61
----------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns+ (unaudited)

                                         Without Sales Charges/(1)/
                                         --------------------------
                                         Class A  Class B  Class L
             ------------------------------------------------------
             Year Ended 1/31/03          (23.93)% (24.56)% (24.40)%
             ------------------------------------------------------
             Five Years Ended 1/31/03     (2.20)   (2.94)   (2.91)
             ------------------------------------------------------
             Inception** through 1/31/03   1.05     0.25     0.28
             ------------------------------------------------------

                                          With Sales Charges/(2)/
                                         --------------------------
                                         Class A  Class B  Class L
             ------------------------------------------------------
             Year Ended 1/31/03          (27.74)% (28.33)% (25.89)%
             ------------------------------------------------------
             Five Years Ended 1/31/03     (3.20)   (3.10)   (3.10)
             ------------------------------------------------------
             Inception** through 1/31/03   0.31     0.25     0.13
             ------------------------------------------------------

Cumulative Total Returns+ (unaudited)

                                      Without Sales Charges/(1)/
---------------------------------------------------------------
Class A (Inception** through 1/31/03)           7.54%
---------------------------------------------------------------
Class B (Inception** through 1/31/03)           1.74
---------------------------------------------------------------
Class L (Inception** through 1/31/03)           1.95
---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Amount represents less than $0.01 per share.
**  Inception date for Class A, B and L shares is February 5, 1996.

Value of $10,000 Invested in Class A, B and L Shares of the High Growth Portfolio vs.
the S&P 500 Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Salomon Smith Barney High-Yield Market Index
February 5, 1996 -- January 31, 2003 (unaudited)

                                    [CHART]

          High Growth    High Growth      High Growth
           Portfolio-     Portfolio-       Portfolio-       S&P 500         Russell        MSCI         Salomon Smith Barney
        Class A Shares  Class B Shares   Class L Shares      Index         2000 Index   EAFE Index    High-Yield Market Index
        --------------  --------------   --------------  ----------------  ----------   ----------    -----------------------
2/5/96      9,500         10,000            9,896            10,000         10,000        10,000             10,000
1/97       10,549         10,991           10,886            12,630         11,897        10,220             11,049
1/98       11,419         11,809           11,695            16,026         14,047        11,272             12,693
1/99       13,607         13,971           13,825            21,235         14,099        12,915             13,050
1/00       16,187         16,487           16,324            23,429         16,601        15,400             12,973
1/01       16,035         16,215           16,055            23,216         17,213        14,119             13,170
1/02       13,430         13,487           13,344            19,469         16,595        10,476             13,066
1/31/03    10,216         10,174           10,089            14,990         12,965         8,912             13,289


Hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australia and the Far East. The Salomon Smith Barney High-Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note than an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE GROWTH PORTFOLIO

                            Target Asset Allocation


                                    [CHART]

Bond Funds                                                                   30%
Stock Funds                                                                  70%

The Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.
The Target Asset Allocation set forth above represents an approximate mix of investments for the Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Smith Barney Allocation Series' Board of Directors.

                               Index Comparison*

                      S&P 500**                   -23.01%
                      Russell 2000(R)***          -21.87
                      MSCI EAFE+                  -14.93
                      Lehman Brothers Government/
                       Credit Bond++               10.22
  * The chart above represents total returns for the year ended January 31, 2003.
 **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
  +The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
 ++The Lehman Brothers Government/Credit Bond Index, tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.


                              Performance Update

For the year ended January 31, 2003, the Portfolio's Class A shares, without sales charges, returned -18.32%. The chart that appears on page 19 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio. The Portfolio outperformed its Lipper peer group of multi-cap core funds, which returned -22.43% for the same period./1/



1Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended January 31, 2003, calculated among 471 funds in the multi-cap core fund category with reinvestment of dividends and capital gains excluding sales charges.

The Allocation Series Growth Portfolio Breakdown (as of 1/31/03) (unaudited)

                                    [CHART]

Smith Barney Investment Funds Inc. - Smith Barney Investment Grade
    Bond Fund                                                                11%
   Sector Breakdown:
      Corporate Bonds/Notes        78.4%
      Treasury Notes/Strips        10.2%
      Agency Securities             8.7%
      Cash and Other Net Assets     2.7%

Smith Barney Investment Series - Smith Barney Growth and Income Fund         11%
   Top 5 Holdings:
      Microsoft Corp.
      Exxon Mobil Corp.
      American International Group, Inc.
      Pfizer Inc.
      Teva Pharmaceuticals Industries Ltd. ADR

Smith Barney Funds, Inc. - Large Cap Value Fund                             10%
   Top 5 Holdings:
      Verizon Communications Inc.
      Hewlett-Packard Co.
      Altria Group Inc.
      The News Corp. Ltd.
      Nokia Corp.

Smith Barney Income Funds - Smith Barney High Income Fund                   10%
   Top 5 Holdings:
      Charter Communications Holdings LLC
      CSC Holdings Inc.
      Echostar DBS Corp.
      Nextel Communications, Inc.
      AT&T

Smith Barney Investment Trust - Smith Barney Large Capitalization
     Growth Fund                                                            10%
   Top 5 Holdings:
      Berkshire Hathaway Inc.
      The Gillette Co.
      Pfizer Inc.
      Amazon.com, Inc.
      Amgen Inc.

Smith Barney World Funds, Inc. - International All Cap Growth Portfolio      8%
   Top 5 Holdings:
      Grafton Group PLC
      Novartis AG
      Vodafone Group PLC
      Nokia Oyj
      Mettler-Toledo International Inc.

Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund      8%
   Top 5 Holdings:
      The Gillette Co.
      Amazon.com, Inc.
      Berkshire Hathaway Inc., Class A Shares
      Pfizer Inc.
      Amgen Inc.

Smith Barney Investment Funds Inc. - Smith Barney Government
     Securities Fund                                                         6%
   Sector Breakdown:
      Mortgage-Backed Securities      45.2%
      Short-Term Investments          20.1%
      Agency Bonds/Notes (Non-MBS)    14.5%
      Treasury Bonds/Notes             9.8%
      Asset-Backed Securities          7.1%
      Treasury Strips                  3.3%



Smith Barney Small Cap Core Fund, Inc.                                       6%
   Top 5 Holdings:
      UGI Corp.
      Oshkosh Truck Corp.
      Dole Food Co., Inc.
      New Jersey Resources Corp.
      Hilb, Rogal & Hamilton Co.

Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global
     Value Fund                                                              5%
   Top 5 Holdings:
      International Business Machines Corp.
      Unilever PLC
      HSBC Holdings PLC
      Kingfisher PLC
      Verizon Communications Inc.

Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund               5%
   Top 5 Holdings:
      Ambac Financial Group, Inc.
      International Flavors & Fragrances Inc.
      Weatherford International Ltd.
      Gilead Sciences, Inc.
      Universal Health Services Inc.

Smith Barney Aggressive Growth Fund Inc.                                     5%
   Top 5 Holdings:
      UnitedHealth Group Inc.
      Forest Laboratories, Inc.
      Amgen Inc.
      Lehman Brothers Holdings Inc.
      Chiron Corp.

Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund      5%
   Top 5 Holdings:
      Mercury Interactive Corp.
      Fair, Isaac and Co., Inc.
      Getty Images, Inc.
      Medicis Pharmaceutical Corp.
      Chico's FAS, Inc.

THE GROWTH PORTFOLIO

Historical Performance -- Class A Shares

                            Net Asset Value
                     -----------------------------  Income   Capital Gain     Total
Year Ended           Beginning of Year End of Year Dividends Distributions Returns/(1)+/
---------------------------------------------------------------------------------------
1/31/03                   $10.89         $ 8.75      $0.13       $0.02        (18.32)%
---------------------------------------------------------------------------------------
1/31/02                    13.64          10.89       0.24        0.69        (13.56)
---------------------------------------------------------------------------------------
1/31/01                    15.11          13.64       0.60        0.88          0.21
---------------------------------------------------------------------------------------
1/31/00                    14.43          15.11       0.49        0.35         10.53
---------------------------------------------------------------------------------------
1/31/99                    12.99          14.43       0.27        0.37         16.20
---------------------------------------------------------------------------------------
1/31/98                    12.32          12.99       0.32        0.46         11.82
---------------------------------------------------------------------------------------
Inception* - 1/31/97       11.40          12.32       0.31        0.02         11.08++
---------------------------------------------------------------------------------------
Total                                                $2.36       $2.79
---------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                            Net Asset Value
                     -----------------------------  Income   Capital Gain     Total
Year Ended           Beginning of Year End of Year Dividends Distributions Returns/(1)+/
---------------------------------------------------------------------------------------
1/31/03                   $10.98         $ 8.82      $0.06       $0.02        (18.98)%
---------------------------------------------------------------------------------------
1/31/02                    13.74          10.98       0.15        0.69        (14.17)
---------------------------------------------------------------------------------------
1/31/01                    15.18          13.74       0.46        0.88         (0.56)
---------------------------------------------------------------------------------------
1/31/00                    14.48          15.18       0.34        0.35          9.61
---------------------------------------------------------------------------------------
1/31/99                    13.00          14.48       0.13        0.37         15.40
---------------------------------------------------------------------------------------
1/31/98                    12.33          13.00       0.21        0.46         10.93
---------------------------------------------------------------------------------------
Inception* - 1/31/97       11.40          12.33       0.22        0.02         10.32++
---------------------------------------------------------------------------------------
Total                                                $1.57       $2.79
---------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                            Net Asset Value
                     -----------------------------  Income   Capital Gain     Total
Year Ended           Beginning of Year End of Year Dividends Distributions Returns/(1)+/
---------------------------------------------------------------------------------------
1/31/03                   $11.00         $ 8.83      $0.06       $0.02        (19.03)%
---------------------------------------------------------------------------------------
1/31/02                    13.74          11.00       0.15        0.69        (14.01)
---------------------------------------------------------------------------------------
1/31/01                    15.19          13.74       0.46        0.88         (0.62)
---------------------------------------------------------------------------------------
1/31/00                    14.48          15.19       0.34        0.35          9.68
---------------------------------------------------------------------------------------
1/31/99                    13.00          14.48       0.13        0.37         15.40
---------------------------------------------------------------------------------------
1/31/98                    12.33          13.00       0.21        0.46         10.92
---------------------------------------------------------------------------------------
Inception* - 1/31/97       11.40          12.33       0.22        0.02         10.32++
---------------------------------------------------------------------------------------
Total                                                $1.57       $2.79
---------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns+ (unaudited)

                                         Without Sales Charges/(1)/
                                         ------------------------
                                         Class A  Class B  Class L
------------------------------------------------------------------
Year Ended 1/31/03                       (18.32)% (18.98)% (19.03)%
------------------------------------------------------------------
Five Years Ended 1/31/03                  (1.90)   (2.64)   (2.62)
------------------------------------------------------------------
Inception* through 1/31/03                 1.75     0.98     1.00
------------------------------------------------------------------

                                          With Sales Charges/(2)/
                                         ------------------------
                                         Class A  Class B  Class L
------------------------------------------------------------------
Year Ended 1/31/03                       (22.38)% (22.99)% (20.63)%
------------------------------------------------------------------
Five Years Ended 1/31/03                  (2.89)   (2.79)   (2.81)
------------------------------------------------------------------
Inception* through 1/31/03                 1.00     0.98     0.84
------------------------------------------------------------------

Cumulative Total Returns+ (unaudited)

                                         Without Sales Charges/(1)/
-----------------------------------------------------------------
Class A (Inception* through 1/31/03)               12.88%
-----------------------------------------------------------------
Class B (Inception* through 1/31/03)                7.06
-----------------------------------------------------------------
Class L (Inception* through 1/31/03)                7.17
-----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception date for Class A, B and L shares is February 5, 1996.

Value of $10,000 Invested in Class A, B and L Shares of the Growth Portfolio vs.
the S&P 500 Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Lehman Brothers Government/Credit Bond Index

February 5, 1996 -- January 31, 2003 (unaudited)

                                    [CHART]


             Growth      Growth       Growth                                                  Lehman Brothers
           Portfolio-  Portfolio-   Portfolio-         S&P          Russell                     Government/
            Class A     Class B      Class L           500            2000       MSCI EAFE      Credit Bond
            Shares      Shares        Shares          Index          Index         Index          Index
            ------      ------        ------          -----          -----         -----        -----------
 2/5/96      9,500     10,000          9,896          10,000         10,000       10,000          10,000
 1/97       10,552     11,032         10,917          12,630         11,897       10,220           9,118
 1/98       11,800     12,238         12,109          16,026         14,047       11,272          10,136
 1/99       13,711     14,123         13,975          21,235         14,099       12,915          11,020
 1/00       15,155     15,481         15,328          23,429         16,601       15,400          10,704
 1/01       15,187     15,394         15,232          23,216         17,213       14,119          12,176
 1/02       13,128     13,213         13,098          19,469         16,595       10,476          13,090
 1/31/03    10,723     10,706         10,605          14,990         12,965        8,912          14,428


Hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index, is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE BALANCED PORTFOLIO

                            Target Asset Allocation

                                     [CHART]

Bond Funds                                                                   50%
Stock Funds                                                                  50%


The Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.
The Target Asset Allocation set forth above represents an approximate mix of investments for the Balanced Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.
                               Index Comparison*

                     S&P 500**                     -23.01%
                     Lehman Brothers Government/
                      Credit Bond***                10.22
                     Salomon Smith Barney
                      One-Year U.S. Treasury Bill+   3.30
                     Salomon Smith Barney World
                      Government Bond++             23.41

  *The chart above represents total returns for the year ended January 31, 2003. **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Lehman Brothers Government/Credit Bond Index, tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
  +The Salomon Smith Barney One-Year U.S. Treasury Bill Index consists of one
   1-Year U.S. Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.
 ++The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. Please note that an investor cannot invest directly in an index.

                              Performance Update

For the year ended January 31, 2003, the Portfolio's Class A shares, without sales charges, returned -7.12%. The chart that appears on page 24 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio. The Portfolio outperformed its Lipper peer group of balanced funds, which returned -12.15% for the same period./1/



1Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended January 31, 2003, calculated among 502 funds in the balanced funds category with reinvestment of dividends and capital gains excluding sales charges.

The Allocation Series Balanced Portfolio Breakdown (as of 1/31/03) (unaudited)

                                     [CHART]

Smith Barney Income Funds - Smith Barney Diversified Strategic
     Income Fund                                                            16%
   Top 5 Holdings:
      Federal National Mortgage Association (FNMA) TBA
      Federal Home Loan Mortgage Corp. (FHLMC) TBA
      U.S. Treasury Notes
      Kingdom of Sweden
      Nordic Investment Bank

Smith Barney Managed Governments Fund Inc.                                  11%
   Sector Breakdown:
      Mortgage-Backed Securities    61.7%
      Cash and other Net Assets     33.2%
      Treasury Bonds                 5.1%

Smith Barney Income Funds - Smith Barney Convertible Fund                   11%
   Top 5 Holdings:
        News America Inc.
        Titan Capital Trust
        Universal Health Services, Inc.
        Sanmina-SCI Corp.
        Costco Wholesale Corp.

Smith Barney Investment  Funds Inc. - Smith Barney Government
     Securities Fund                                                        10%
   Sector Breakdown:
      Mortgage-Backed Securities    45.2%
      Short-Term Investments        20.1%
      Agency Bonds/Notes (Non-MBS)  14.5%
      Treasury Bonds/Notes           9.8%
      Asset-Backed Securities        7.1%
      Treasury Strips                3.3%

Smith Barney Appreciation Fund Inc.                                         10%
   Top 5 Holdings
      Berkshire Hathaway Inc., Class A Shares
      Microsoft Corp.
      The St. Paul Cos., Inc.
      3M Co.
      EnCana Corp.

Smith Barney Income Funds - Smith Barney Premium Total Return Fund          10%
   Top 5 Holdings:
      Lucent Technologies Inc.
      CIENA Corp.
      Safeway Inc.
      NTL, Inc.
      Comverse Technology, Inc.

Smith Barney Fundamental Value Fund Inc.                                     9%
   Top 5 Holdings:
      ChevronTexaco Corp.
      American Express Co.
      Johnson & Johnson
      Liberty Media Corp.
      Carnival Corp.

Smith Barney World Funds, Inc. - Global Government Bond Portfolio            5%
   Sector Breakdown:
      Government Bonds                   86.4%
      Supranational (incl. Agencies)     13.5%
      Cash and other (incl. Corporates)   0.7%

Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                   5%
   Sector Breakdown:
      Corporate Bonds/Notes                   63.4%
      U.S. Government & Agency Obligations    19.2%
      Collateralized Mortgage Obligations     10.7%
      Repurchase Agreement                     4.0%
      Sovereign Bonds                          2.7%

Smith Barney Investment Series - Smith Barney Growth and Income Fund         5%
   Top 5 Holdings:
      Microsoft Corp.
      Exxon Mobil Corp.
      American International Group, Inc.
      Pfizer Inc.
      Teva Pharmaceuticals Industries Ltd. ADR

Smith Barney Funds, Inc. - Large Cap Value Fund                              4%
   Top 5 Holdings:
      Verizon Communications Inc.
      Hewlett-Packard Co.
      Altria Group Inc.
      The News Corp. Ltd.
      Nokia Corp.

Smith Barney World Funds, Inc. - International All Cap Growth Portfolio      4%
   Top 5 Holdings:
      Grafton Group
      Novartis AG
      Vodafone Group
      Nokia Oyj
      Mettler Toledo International Inc.

THE BALANCED PORTFOLIO


Historical Performance -- Class A Shares

                            Net Asset Value
                     -----------------------------  Income   Capital Gain    Return      Total
Year Ended           Beginning of Year End of Year Dividends Distributions of Capital Returns/(1)+/
--------------------------------------------------------------------------------------------------
1/31/03                   $10.93         $ 9.86      $0.24       $0.00       $0.06       (7.12)%
--------------------------------------------------------------------------------------------------
1/31/02                    12.38          10.93       0.49        0.39        0.00       (4.58)
--------------------------------------------------------------------------------------------------
1/31/01                    12.58          12.38       0.63        0.70        0.00        9.42
--------------------------------------------------------------------------------------------------
1/31/00                    12.95          12.58       0.46        0.46        0.00        4.37
--------------------------------------------------------------------------------------------------
1/31/99                    12.62          12.95       0.45        0.37        0.00        9.33
--------------------------------------------------------------------------------------------------
1/31/98                    12.14          12.62       0.54        0.36        0.00       11.59
--------------------------------------------------------------------------------------------------
Inception* - 1/31/97       11.40          12.14       0.45        0.00        0.00       10.64++
--------------------------------------------------------------------------------------------------
Total                                                $3.26       $2.28       $0.06
--------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                            Net Asset Value
                     -----------------------------  Income   Capital Gain    Return      Total
Year Ended           Beginning of Year End of Year Dividends Distributions of Capital Returns/(1)+/
--------------------------------------------------------------------------------------------------
1/31/03                   $11.17         $10.08      $0.16       $0.00       $0.06       (7.79)%
--------------------------------------------------------------------------------------------------
1/31/02                    12.55          11.17       0.33        0.39        0.00       (5.29)
--------------------------------------------------------------------------------------------------
1/31/01                    12.64          12.55       0.44        0.70        0.00        8.66
--------------------------------------------------------------------------------------------------
1/31/00                    12.95          12.64       0.29        0.46        0.00        3.48
--------------------------------------------------------------------------------------------------
1/31/99                    12.61          12.95       0.35        0.37        0.00        8.62
--------------------------------------------------------------------------------------------------
1/31/98                    12.14          12.61       0.45        0.36        0.00       10.67
--------------------------------------------------------------------------------------------------
Inception* - 1/31/97       11.40          12.14       0.37        0.00        0.00        9.90++
--------------------------------------------------------------------------------------------------
Total                                                $2.39       $2.28       $0.06
--------------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                            Net Asset Value
                     -----------------------------  Income   Capital Gain    Return      Total
Year Ended           Beginning of Year End of Year Dividends Distributions of Capital Returns/(1)+/
--------------------------------------------------------------------------------------------------
1/31/03                   $11.17         $10.09      $0.16       $0.00       $0.06       (7.71)%
--------------------------------------------------------------------------------------------------
1/31/02                    12.55          11.17       0.33        0.39        0.00       (5.28)
--------------------------------------------------------------------------------------------------
1/31/01                    12.64          12.55       0.44        0.70        0.00        8.67
--------------------------------------------------------------------------------------------------
1/31/00                    12.94          12.64       0.29        0.46        0.00        3.56
--------------------------------------------------------------------------------------------------
1/31/99                    12.61          12.94       0.35        0.37        0.00        8.53
--------------------------------------------------------------------------------------------------
1/31/98                    12.14          12.61       0.45        0.36        0.00       10.67
--------------------------------------------------------------------------------------------------
Inception* - 1/31/97       11.40          12.14       0.37        0.00        0.00        9.90++
--------------------------------------------------------------------------------------------------
Total                                                $2.39       $2.28       $0.06
--------------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Returns+ (unaudited)

                                                   Without Sales Charges/(1)/
                                                   ------------------------
                                                   Class A  Class B  Class L
----------------------------------------------------------------------------
Year Ended 1/31/03                                  (7.12)%  (7.79)%  (7.71)%
----------------------------------------------------------------------------
Five Years Ended 1/31/03                             2.05     1.30     1.32
----------------------------------------------------------------------------
Inception* through 1/31/03                           4.57     3.79     3.81
----------------------------------------------------------------------------

                                                    With Sales Charges/(2)/
                                                   ------------------------
                                                   Class A  Class B  Class L
----------------------------------------------------------------------------
Year Ended 1/31/03                                 (11.80)% (12.30)%  (9.50)%
----------------------------------------------------------------------------
Five Years Ended 1/31/03                             1.01     1.15     1.11
----------------------------------------------------------------------------
Inception* through 1/31/03                           3.80     3.79     3.65
----------------------------------------------------------------------------

Cumulative Total Returns+ (unaudited)

                                                   Without Sales Charges/(1)/
---------------------------------------------------------------------------
Class A (Inception* through 1/31/03)                         36.63%
---------------------------------------------------------------------------
Class B (Inception* through 1/31/03)                         29.73
---------------------------------------------------------------------------
Class L (Inception* through 1/31/03)                         29.86
---------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception date for Class A, B and L shares is February 5, 1996.

Value of $10,000 Invested in Class A, B and L Shares of the Balanced Portfolio vs. the S&P 500 Index, Lehman Brothers Government/Credit Bond Index, Salomon Smith Barney One-Year U.S. Treasury Bill Index and Salomon Smith Barney World Government Bond Index
February 5, 1996 -- January 31, 2003 (unaudited)


                                    [CHART]


                                                                                          Salomon         Salomon
           Balanced        Balanced      Balanced                                       Smith Barney    Smith Barney
           Portfolio-     Portfolio-    Portfolio-       S&P        Lehman Brothers       One-Year         World
            Class A        Class B       Class L         500       Government/Credit    U.S. Treasury  Government Bond
            Shares         Shares        Shares         Index         Bond Index         Bill Index        Index
           ----------     ----------    ----------      ------     -----------------    -------------  ---------------
2/5/96        9,500        10,000         9,896         10,000          10,000             10,000         10,000
1/97         10,511        10,990        10,876         12,630           9,118             10,551         10,568
1/98         11,729        12,162        12,036         16,026          10,136             11,214         11,842
1/99         12,824        13,211        13,063         21,235          11,020             11,840         13,708
1/00         13,384        13,671        13,529         23,429          10,704             12,327         12,878
1/01         14,644        14,855        14,701         23,216          12,176             13,321         14,383
1/02         13,974        14,069        13,924         19,469          13,090             14,112         13,995
1/31/03      12,979        12,973        12,851         14,990          14,428             14,578         17,272





Hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index, is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney One-Year U.S. Treasury Bill Index consists of one 1-Year U.S. Treasury Bill whose return is tracked until its maturity. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE CONSERVATIVE PORTFOLIO

                            Target Asset Allocation

                                    [CHART]

Stock Funds                                                                  30%
Bond Funds                                                                   70%

The Conservative Portfolio primarily seeks income and secondarily, long-term growth of capital by investing the majority of its assets in funds that invest in bonds.
The Target Asset Allocation set forth above represents an approximate mix of investments for the Conservative Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

                               Index Comparison*

                        S&P 500**               -23.01%
                        Lehman Brothers
                         Government/Credit
                         Bond***                 10.22
                        Salomon Smith Barney
                         High-Yield Market+       1.70
                        Salomon Smith Barney
                         One-Year U.S. Treasury
                         Bill++                   3.30

  *The chart above represents total returns for the year ended January 31, 2003. **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Lehman Brothers Government/Credit Bond Index, tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
  +The Salomon Smith Barney High-Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.
 ++The Salomon Smith Barney One-Year U.S. Treasury Bill Index consists of one
   1-Year U.S. Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.

                              Performance Update

For the year ended January 31, 2003, the Portfolio's Class A shares, without sales charges, returned -2.18%. The chart that appears on page 29 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio. The Portfolio outperformed its Lipper peer group of income funds, which returned -4.11% for the same period./1/



1Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended January 31, 2003, calculated among 113 funds in the income funds category with reinvestment of dividends and capital gains excluding sales charges.

The Allocation Series Conservative Portfolio Breakdown (as of 1/31/03)
(unaudited)

                                    [CHART]

Smith Barney Income Funds - Smith Barney Diversified Strategic
     Income Fund                                                            21%
   Top 5 Holdings:
      Federal National Mortgage Association (FNMA) TBA
      Federal Home Loan Mortgage Corp. (FHLMC) TBA
      U.S. Treasury Notes
      Kingdom of Sweden
      Nordic Investment Bank

Smith Barney Managed Governments Fund Inc.                                  16%
   Sector Breakdown:
      Mortgage-Backed Securities      61.7%
      Cash and other Net Assets       33.2%
      Treasury Bonds                   5.1%


Smith Barney Investment  Funds Inc. - Smith Barney Government
     Securities Fund                                                        11%
   Sector Breakdown:
      Mortgage-Backed Securities      45.2%
      Short-Term Investments          20.1%
      Agency Bonds/Notes (Non-MBS)    14.5%
      Treasury Bonds/Notes             9.8%
      Asset-Backed Securities          7.1%
      Treasury Strips                  3.3%

Smith Barney Income Funds - Smith Barney Convertible Fund                   10%
   Top 5 Holdings:
      News America Inc.
      Titan Capital Trust
      Universal Health Services, Inc.
      Sanmina-SCI Corp.
      Costco Wholesale Corp.

Smith Barney Income Funds - Smith Barney High Income Fund                   10%
   Top 5 Holdings:
      Charter Communications Holdings LLC
      CSC Holdings Inc.
      Echostar DBS Corp.
      Nextel Communications, Inc.
      AT&T

Smith Barney Appreciation Fund Inc.                                          9%
   Top 5 Holdings:
      Berkshire Hathaway Inc., Class A Shares
      Microsoft Corp.
      The St. Paul Cos., Inc.
      3M Co.
      EnCana Corp.

Smith Barney World Funds, Inc. - Global Government Bond Portfolio            5%
   Sector Breakdown:
      Government Bonds                     86.4%
      Supranational (incl. Agencies)       13.5%
      Cash and other (incl. Corporates)     0.7%

Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                   5%
   Sector Breakdown:
      Corporate Bonds/Notes                    63.4%
      U.S. Government & Agency Obligations     19.2%
      Collateralized Mortgage Obligations      10.7%
      Repurchase Agreement                      4.0%
      Sovereign Bonds                           2.7%


Smith Barney Income Funds - Smith Barney Premium Total Return Fund           5%
   Top 5 Holdings:
      Lucent Technologies Inc.
      CIENA Corp.
      Safeway Inc.
      NTL, Inc.
      Comverse Technology, Inc.

Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global
     Value Fund                                                              4%
   Top 5 Holdings:
      International Business Machines Corp.
      Unilever PLC
      HSBC Holdings PLC
      Kingfisher PLC
      Verizon Communications Inc.

Smith Barney Fundamental Value Fund Inc.                                     4%
   Top 5 Holdings:
      ChevronTexaco Corp.
      American Express Co.
      Johnson & Johnson
      Liberty Media Corp.
      Carnival Corp.

THE CONSERVATIVE PORTFOLIO


Historical Performance -- Class A Shares

                             Net Asset Value
                      -----------------------------  Income   Capital Gain    Return      Total
Year Ended            Beginning of Year End of Year Dividends Distributions of Capital Returns/(1)+/
---------------------------------------------------------------------------------------------------
1/31/03                    $10.59         $ 9.94      $0.34       $0.00*      $0.08       (2.18)%
---------------------------------------------------------------------------------------------------
1/31/02                     11.51          10.59       0.61        0.03        0.00       (2.33)
---------------------------------------------------------------------------------------------------
1/31/01                     11.47          11.51       0.73        0.21        0.00        8.91
---------------------------------------------------------------------------------------------------
1/31/00                     12.04          11.47       0.55        0.25        0.00        1.96
---------------------------------------------------------------------------------------------------
1/31/99                     12.17          12.04       0.58        0.24        0.00        5.85
---------------------------------------------------------------------------------------------------
1/31/98                     11.90          12.17       0.69        0.40        0.00       11.70
---------------------------------------------------------------------------------------------------
Inception** - 1/31/97       11.46          11.90       0.52        0.00        0.00        8.57++
---------------------------------------------------------------------------------------------------
Total                                                 $4.02       $1.13       $0.08
---------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                             Net Asset Value
                      -----------------------------  Income   Capital Gain    Return      Total
Year Ended            Beginning of Year End of Year Dividends Distributions of Capital Returns/(1)+/
---------------------------------------------------------------------------------------------------
1/31/03                    $10.72         $10.08      $0.28       $0.00*      $0.08       (2.57)%
---------------------------------------------------------------------------------------------------
1/31/02                     11.60          10.72       0.51        0.03        0.00       (2.84)
---------------------------------------------------------------------------------------------------
1/31/01                     11.50          11.60       0.61        0.21        0.00        8.33
---------------------------------------------------------------------------------------------------
1/31/00                     12.02          11.50       0.45        0.25        0.00        1.50
---------------------------------------------------------------------------------------------------
1/31/99                     12.16          12.02       0.52        0.24        0.00        5.22
---------------------------------------------------------------------------------------------------
1/31/98                     11.89          12.16       0.63        0.40        0.00       11.21
---------------------------------------------------------------------------------------------------
Inception** - 1/31/97       11.46          11.89       0.47        0.00        0.00        8.03++
---------------------------------------------------------------------------------------------------
Total                                                 $3.47       $1.13       $0.08
---------------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                             Net Asset Value
                      -----------------------------  Income   Capital Gain    Return      Total
Year Ended            Beginning of Year End of Year Dividends Distributions of Capital Returns/(1)+/
---------------------------------------------------------------------------------------------------
1/31/03                    $10.71         $10.06      $0.29       $0.00*      $0.08       (2.58)%
---------------------------------------------------------------------------------------------------
1/31/02                     11.59          10.71       0.52        0.03        0.00       (2.76)
---------------------------------------------------------------------------------------------------
1/31/01                     11.50          11.59       0.63        0.21        0.00        8.35
---------------------------------------------------------------------------------------------------
1/31/00                     12.02          11.50       0.46        0.25        0.00        1.59
---------------------------------------------------------------------------------------------------
1/31/99                     12.16          12.02       0.53        0.24        0.00        5.29
---------------------------------------------------------------------------------------------------
1/31/98                     11.89          12.16       0.64        0.40        0.00       11.25
---------------------------------------------------------------------------------------------------
Inception** - 1/31/97       11.46          11.89       0.47        0.00        0.00        8.08++
---------------------------------------------------------------------------------------------------
Total                                                 $3.54       $1.13       $0.08
---------------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Returns+ (unaudited)

                            Without Sales Charges/(1)/
                            ------------------------
                            Class A  Class B  Class L
------------------------------------------------------
Year Ended 1/31/03           (2.18)%  (2.57)%  (2.58)%
------------------------------------------------------
Five Years Ended 1/31/03      2.35     1.83     1.88
------------------------------------------------------
Inception** through 1/31/03   4.52     4.00     4.05
------------------------------------------------------

                             With Sales Charges/(2)/
                            ------------------------
                            Class A  Class B  Class L
------------------------------------------------------
Year Ended 1/31/03           (6.59)%  (6.80)%  (4.50)%
------------------------------------------------------
Five Years Ended 1/31/03      1.41     1.68     1.68
------------------------------------------------------
Inception** through 1/31/03   3.83     4.00     3.90
------------------------------------------------------

Cumulative Total Returns+ (unaudited)

                                      Without Sales Charges/(1)/
---------------------------------------------------------------
Class A (Inception** through 1/31/03)           36.17%
---------------------------------------------------------------
Class B (Inception** through 1/31/03)           31.58
---------------------------------------------------------------
Class L (Inception** through 1/31/03)           32.01
---------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. The CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Inception  date for Class A, B and L shares is February 5, 1996.

Value of $10,000 Invested in Class A, B and L Shares of the Conservative Portfolio vs. the S&P 500 Index, Lehman Brothers Government/Credit Bond Index, Salomon Smith Barney High-Yield Market Index and Salomon Smith Barney One-Year U.S. Treasury Bill Index
February 5, 1996 -- January 31, 2003 (unaudited)

                                    [CHART]

                                                                                      Lehman         Salomon        Salomon
                                                                                    Brothers         Smith           Smith
                 Conservative   Conservative    Conservative                       Government/       Barney          Barney
                  Portfolio-     Portfolio-      Portfolio-                          Credit           High-         One-Year
                   Class A         Class B        Class L           S&P 500           Bond            Yield       U.S. Treasury
                    Shares         Shares          Shares            Index           Index         Market Index    Bill Index
                 ------------   ------------    ------------        -------        -----------     ------------   -------------
2/5/96              9,550          10,000           9,896           10,000            10,000          10,000          10,000
1/97               10,368          10,803          10,696           12,630             9,118          11,049          10,551
1/98               11,581          12,014          11,900           16,026            10,136          12,693          11,214
1/99               12,259          12,642          12,529           21,235            11,020          13,050          11,840
1/00               12,499          12,831          12,728           23,429            10,704          12,973          12,327
1/01               13,612          13,900          13,791           23,216            12,176          13,170          13,321
1/02               13,295          13,505          13,410           19,469            13,090          13,066          14,111
1/31/03            13,005          13,158          13,064           14,990            14,428          13,289          14,578


Hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index, is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High-Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year U.S. Treasury Bill Index consists of one 1-Year U.S. Treasury Bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE INCOME PORTFOLIO

                            Target Asset Allocation

                                    [CHART]

Stock Funds                                                                  10%
Bond Funds                                                                   90%

The Income Portfolio seeks high current income by investing primarily in bond funds.
The Target Asset Allocation set forth above represents an approximate mix of investments for the Income Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

                               Index Comparison*

S&P 500**                                          -23.01%
Lehman Brothers Government/ Credit Bond***          10.22
Salomon Smith Barney High-Yield Market+              1.70
Salomon Smith Barney One-Year U.S. Treasury Bill++   3.30

  * The chart above represents total returns for the year ended January 31, 2003.
 ** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
*** The Lehman Brothers Government/Credit Bond Index, tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
  + The Salomon Smith Barney High-Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.
  ++The Salomon Smith Barney One-Year U.S. Treasury Bill Index consists of one
    1-Year U.S. Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.

                               Portfolio Update

For the year ended January 31, 2003, the Portfolio's Class A shares, without sales charges, returned 2.00%. The chart that appears on page 34 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio. The Portfolio underperformed its Lipper peer group of general bond funds, which returned 5.90% for the same period./1/





1Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended January 31, 2003, calculated among 36 funds in the general bond funds category with reinvestment of dividends and capital gains excluding sales charges.

The Allocation Series Income Portfolio Breakdown (as of 1/31/03) (unaudited)

                                     [CHART]


Smith Barney Managed Governments Fund Inc.                                  20%
   Sector Breakdown:
      Mortgage-Backed Securities      61.7%
      Cash and other Net Assets       33.2%
      Treasury Bonds                   5.1%

Smith Barney Income Funds - Smith Barney Diversified Strategic
     Income Fund                                                            20%
   Top 5 Holdings:
      Federal National Mortgage Association (FNMA) TBA
      Federal Home Loan Mortgage Corp. (FHLMC) TBA
      U.S. Treasury Notes
      Kingdom of Sweden
      Nordic Investment Bank

Smith Barney Income Funds - Smith Barney High Income Fund                   20%
   Top 5 Holdings:
      Charter Communications Holdings LLC
      CSC Holdings Inc.
      Echostar DBS Corp.
      Nextel Communications, Inc.
      AT&T

Smith Barney Investment  Funds Inc. - Smith Barney Government
     Securities Fund                                                        15%
   Sector Breakdown:
      Mortgage-Backed Securities     45.2%
      Short-Term Investments         20.1%
      Agency Bonds/Notes (Non-MBS)   14.5%
      Treasury Bonds/Notes            9.8%
      Asset-Backed Securities         7.1%
      Treasury Strips                 3.3%

Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                  10%
   Sector Breakdown:
      Corporate Bonds/Notes                    63.4%
      U.S. Government & Agency Obligations     19.2%
      Collateralized Mortgage Obligations      10.7%
      Repurchase Agreement                      4.0%
      Sovereign Bonds                           2.7%

Smith Barney Income Funds - Smith Barney Convertible Fund                    5%
   Top 5 Holdings:
      News America Inc.
      Titan Capital Trust
      Universal Health Services, Inc.
      Sanmina-SCI Corp.
      Costco Wholesale Corp.

Smith Barney Appreciation Fund Inc.                                          5%
   Top 5 Holdings :
      Berkshire Hathaway Inc., Class A Shares
      Microsoft Corp.
      The St. Paul Cos., Inc.
      3M Co.
      EnCana Corp.

Smith Barney Income Funds - Smith Barney Premium Total Return Fund           5%
   Top 5 Holdings:
      Lucent Technologies Inc.
      CIENA Corp.
      Safeway Inc.
      NTL, Inc.
      Comverse Technology, Inc.

THE INCOME PORTFOLIO

Historical Performance -- Class A Shares

                            Net Asset Value
                     -----------------------------  Income   Capital Gain    Return      Total
Year Ended           Beginning of Year End of Year Dividends Distributions of Capital Returns/(1)+/
--------------------------------------------------------------------------------------------------
1/31/03                   $ 9.95         $ 9.59      $0.46       $0.00       $0.08        2.00%
--------------------------------------------------------------------------------------------------
1/31/02                    10.65           9.95       0.61        0.00        0.00       (0.80)
--------------------------------------------------------------------------------------------------
1/31/01                    10.64          10.65       0.76        0.02        0.00        7.74
--------------------------------------------------------------------------------------------------
1/31/00                    11.50          10.64       0.63        0.11        0.00       (1.04)
--------------------------------------------------------------------------------------------------
1/31/99                    11.75          11.50       0.69        0.11        0.00        4.88
--------------------------------------------------------------------------------------------------
1/31/98                    11.53          11.75       0.77        0.29        0.00       11.44
--------------------------------------------------------------------------------------------------
Inception* - 1/31/97       11.46          11.53       0.63        0.00        0.00        6.39++
--------------------------------------------------------------------------------------------------
Total                                                $4.55       $0.53       $0.08
--------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                            Net Asset Value
                     -----------------------------  Income   Capital Gain    Return      Total
Year Ended           Beginning of Year End of Year Dividends Distributions of Capital Returns/(1)+/
--------------------------------------------------------------------------------------------------
1/31/03                   $10.02         $ 9.66      $0.41       $0.00       $0.08        1.44%
--------------------------------------------------------------------------------------------------
1/31/02                    10.72          10.02       0.55        0.00        0.00       (1.35)
--------------------------------------------------------------------------------------------------
1/31/01                    10.65          10.72       0.65        0.02        0.00        7.21
--------------------------------------------------------------------------------------------------
1/31/00                    11.50          10.65       0.58        0.11        0.00       (1.47)
--------------------------------------------------------------------------------------------------
1/31/99                    11.76          11.50       0.63        0.11        0.00        4.25
--------------------------------------------------------------------------------------------------
1/31/98                    11.53          11.76       0.70        0.29        0.00       10.93
--------------------------------------------------------------------------------------------------
Inception* - 1/31/97       11.46          11.53       0.58        0.00        0.00        5.89++
--------------------------------------------------------------------------------------------------
Total                                                $4.10       $0.53       $0.08
--------------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                            Net Asset Value
                     -----------------------------  Income   Capital Gain    Return      Total
Year Ended           Beginning of Year End of Year Dividends Distributions of Capital Returns/(1)+/
--------------------------------------------------------------------------------------------------
1/31/03                   $10.01         $ 9.65      $0.42       $0.00       $0.08        1.49%
--------------------------------------------------------------------------------------------------
1/31/02                    10.71          10.01       0.56        0.00        0.00       (1.29)
--------------------------------------------------------------------------------------------------
1/31/01                    10.65          10.71       0.66        0.02        0.00        7.22
--------------------------------------------------------------------------------------------------
1/31/00                    11.50          10.65       0.58        0.11        0.00       (1.42)
--------------------------------------------------------------------------------------------------
1/31/99                    11.76          11.50       0.64        0.11        0.00        4.31
--------------------------------------------------------------------------------------------------
1/31/98                    11.53          11.76       0.71        0.29        0.00       10.98
--------------------------------------------------------------------------------------------------
Inception* - 1/31/97       11.46          11.53       0.59        0.00        0.00        5.94++
--------------------------------------------------------------------------------------------------
Total                                                $4.16       $0.53       $0.08
--------------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Returns+ (unaudited)

                           Without Sales Charges/(1)/
                           ------------------------
                           Class A  Class B  Class L
-----------------------------------------------------
Year Ended 1/31/03           2.00%    1.44%    1.49%
-----------------------------------------------------
Five Years Ended 1/31/03     2.50     1.96     2.01
-----------------------------------------------------
Inception* through 1/31/03   4.29     3.76     3.81
-----------------------------------------------------

                            With Sales Charges/(2)/
                           ------------------------
                           Class A  Class B  Class L
-----------------------------------------------------
Year Ended 1/31/03          (2.60)%  (2.90)%  (0.47)%
-----------------------------------------------------
Five Years Ended 1/31/03     1.57     1.81     1.80
-----------------------------------------------------
Inception* through 1/31/03   3.61     3.76     3.66
-----------------------------------------------------

Cumulative Total Returns+ (unaudited)

                                     Without Sales Charges/(1)/
--------------------------------------------------------------
Class A (Inception* through 1/31/03)           34.13%
--------------------------------------------------------------
Class B (Inception* through 1/31/03)           29.44
--------------------------------------------------------------
Class L (Inception* through 1/31/03)           29.86
--------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception date for Class A, B and L shares is February 5, 1996.

Value of $10,000 Invested in Class A, B and L Shares of the Income Portfolio vs. the S&P 500 Index, Lehman Brothers Government/Credit Bond Index, Salomon Smith Barney High-Yield Market Index and Salomon Smith Barney One-Year U.S. Treasury Bill Index

February 5, 1996 -- January 31, 2003 (unaudited)

                                    [CHART]


                                                                        Lehman Brothers  Salomon Smith   Salomon Smith
                  Income         Income         Income                    Government/       Barney          Barney
                 Portfolio-     Portfolio-     Portfolio-       S&P          Credit       High-Yield     One-Year U.S.
                  Class A        Class B        Class L         500           Bond          Market       Treasury Bill
                  Shares         Shares         Shares         Index         Index          Index           Index
                  ------         ------         ------         -----         -----          -----          --------
2/5/96             9,550         10,000          9,896         10,000        10,000         10,000           10,000
1/97              10,160         10,589         10,485         12,630         9,118         11,049           10,551
1/98              11,322         11,746         11,636         16,026        10,136         12,693           11,214
1/99              11,875         12,246         12,137         21,235        11,020         13,050           11,840
1/00              11,750         12,066         11,965         23,429        10,704         12,973           12,327
1/01              12,660         12,935         12,829         23,216        12,176         13,170           13,321
1/02              12,559         12,761         12,664         19,469        13,090         13,066           14,111
1/31/03           12,810         12,944         12,852         14,990        14,428         13,289           14,578


Hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index, is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High-Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year U.S. Treasury Bill Index consists of one 1-Year U.S. Treasury Bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE GLOBAL PORTFOLIO

Schedule of Investments                                         January 31, 2003

  Shares                                          Description                                            Value
-----------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.8%
   107,268 Smith Barney Funds, Inc. - Large Cap Value Fund                                            $ 1,196,043
 1,009,019 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund               8,324,408
   240,826 Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                3,597,936
    70,318 Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                               1,095,550
   238,468 Smith Barney Small Cap Core Fund, Inc.                                                       2,410,908
   743,567 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                      7,049,014
-----------------------------------------------------------------------------------------------------------------
           Total Underlying Funds (Cost -- $34,996,698)                                                23,673,859
-----------------------------------------------------------------------------------------------------------------
   Face
  Amount                                          Description                                            Value
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.2%
$   54,000 Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds at maturity -- $54,006;
             (Fully collateralized by U.S. Treasury Strips, 0.000% to 6.125% due 5/15/12 to 11/15/27;
             Market value -- $55,620) (Cost -- $54,000)                                                    54,000
-----------------------------------------------------------------------------------------------------------------
           Total Investments -- 100% (Cost -- $35,050,698*)                                           $23,727,859
-----------------------------------------------------------------------------------------------------------------

*Aggregate cost for Federal income tax purposes is $38,192,094.

                      See Notes to Financial Statements.

THE HIGH GROWTH PORTFOLIO

Schedule of Investments                                         January 31, 2003

  Shares                                           Description                                            Value
-------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.5%
    840,024 Smith Barney Aggressive Growth Fund Inc.                                                   $ 54,299,167
  2,365,814 Smith Barney Funds, Inc. - Large Cap Value Fund                                              26,378,819
  3,975,766 Smith Barney Income Funds - Smith Barney High Income Fund                                    24,570,236
  6,552,755 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund               54,060,230
  6,831,653 Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund                      37,779,040
  3,165,652 Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                      21,716,372
  2,449,296 Smith Barney Investment Series - Smith Barney Growth and Income Fund                         26,280,945
  5,322,999 Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                79,525,600
  1,662,814 Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                               25,906,645
 10,286,031 Smith Barney Small Cap Core Fund, Inc.                                                      103,991,777
  4,128,452 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                      39,137,727
-------------------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $691,267,297)                                               493,646,558
-------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                           Description                                            Value
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.5%
$ 2,578,000 Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds at maturity -- $2,578,273;
              (Fully collateralized by U.S. Treasury Strips, 0.000% to 6.125% due 5/15/12 to 11/15/27;
              Market value -- $2,655,488) (Cost -- $2,578,000)                                            2,578,000
-------------------------------------------------------------------------------------------------------------------
            Total Investments -- 100% (Cost -- $693,845,297*)                                          $496,224,558
-------------------------------------------------------------------------------------------------------------------

*Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE GROWTH PORTFOLIO


Schedule of Investments                                         January 31, 2003

  Shares                                          Description                                            Value
------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.5%
   458,708 Smith Barney Aggressive Growth Fund Inc.                                                   $ 29,650,870
 4,994,171 Smith Barney Funds, Inc. - Large Cap Value Fund                                              55,685,007
 8,652,578 Smith Barney Income Funds - Smith Barney High Income Fund                                    53,472,934
 3,130,860 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                 31,465,142
 3,564,849 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund               29,410,002
 4,600,172 Smith Barney Investment Funds Inc. - Smith Barney Investment Grade Bond Fund                 58,974,210
 7,725,290 Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund                      42,720,855
 3,448,154 Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                      23,654,335
 5,320,423 Smith Barney Investment Series - Smith Barney Growth and Income Fund                         57,088,138
 3,690,485 Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                55,135,841
 1,756,260 Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                               27,362,526
 2,955,895 Smith Barney Small Cap Core Fund, Inc.                                                       29,884,099
 4,794,605 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                      45,452,858
------------------------------------------------------------------------------------------------------------------
           Total Underlying Funds (Cost -- $778,050,202)                                               539,956,817
------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                          Description                                            Value
------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.5%
$2,679,000 Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds at maturity -- $2,679,284;
             (Fully collateralized by U.S. Treasury Strips, 0.000% to 6.125% due 5/15/12 to 11/15/27;
             Market value -- $2,759,901) (Cost -- $2,679,000)                                            2,679,000
------------------------------------------------------------------------------------------------------------------
           Total Investments -- 100% (Cost -- $780,729,202*)                                          $542,635,817
------------------------------------------------------------------------------------------------------------------

*Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE BALANCED PORTFOLIO

Schedule of Investments                                         January 31, 2003

 Shares                                   Description                                     Value
---------------------------------------------------------------------------------------------------
Underlying Funds -- 100.0%
3,140,277 Smith Barney Appreciation Fund Inc.                                          $ 34,323,232
3,182,413 Smith Barney Fundamental Value Fund Inc.                                       31,855,957
1,384,620 Smith Barney Funds, Inc. - Large Cap Value Fund                                15,438,513
4,247,805 Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                     18,138,128
2,768,038 Smith Barney Income Funds - Smith Barney Convertible Fund                      37,562,274
8,770,140 Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund     56,742,807
2,922,313 Smith Barney Income Funds - Smith Barney Premium Total Return Fund             35,856,777
3,688,353 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund   37,067,944
1,498,243 Smith Barney Investment Series - Smith Barney Growth and Income Fund           16,076,150
2,926,351 Smith Barney Managed Governments Fund Inc.                                     37,866,988
1,759,384 Smith Barney World Funds, Inc. - Global Government Bond Portfolio              19,089,317
1,494,984 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio        14,172,452
---------------------------------------------------------------------------------------------------
          Total Investments -- 100% (Cost -- $428,531,392*)                            $354,190,539
---------------------------------------------------------------------------------------------------

*Aggregate cost for Federal income tax purposes is $429,382,514.

                      See Notes to Financial Statements.

THE CONSERVATIVE PORTFOLIO


Schedule of Investments                                         January 31, 2003

  Shares                                          Description                                            Value
------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.6%
   822,087 Smith Barney Appreciation Fund Inc.                                                        $  8,985,410
   408,159 Smith Barney Fundamental Value Fund Inc.                                                      4,085,676
 1,172,117 Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                                    5,004,938
   736,219 Smith Barney Income Funds - Smith Barney Convertible Fund                                     9,990,497
 3,365,297 Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                   21,773,473
 1,566,447 Smith Barney Income Funds - Smith Barney High Income Fund                                     9,680,642
   380,851 Smith Barney Income Funds - Smith Barney Premium Total Return Fund                            4,673,037
 1,081,455 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                 10,868,628
   500,733 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                4,131,047
 1,219,553 Smith Barney Managed Governments Fund Inc.                                                   15,781,014
   526,102 Smith Barney World Funds, Inc. - Global Government Bond Portfolio                             5,708,204
------------------------------------------------------------------------------------------------------------------
           Total Underlying Funds (Cost -- $119,199,290)                                               100,682,566
------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                          Description                                            Value
------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.4%
$  367,000 Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds at maturity -- $367,039;
             (Fully collateralized by U.S. Treasury Strips, 0.000% to 6.125% due 5/15/12 to 11/15/27;
             Market value -- $378,011) (Cost -- $367,000)                                                  367,000
------------------------------------------------------------------------------------------------------------------
           Total Investments -- 100% (Cost -- $119,566,290*)                                          $101,049,566
------------------------------------------------------------------------------------------------------------------

*Aggregate cost for Federal income tax purposes is $119,619,224.

                      See Notes to Financial Statements.

THE INCOME PORTFOLIO

Schedule of Investments                                         January 31, 2003

  Shares                                          Description                                            Value
-----------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.3%
   186,330 Smith Barney Appreciation Fund Inc.                                                        $ 2,036,589
 1,035,790 Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                                   4,422,822
   166,369 Smith Barney Income Funds - Smith Barney Convertible Fund                                    2,257,622
 1,373,554 Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                   8,886,894
 1,431,531 Smith Barney Income Funds - Smith Barney High Income Fund                                    8,846,861
   177,625 Smith Barney Income Funds - Smith Barney Premium Total Return Fund                           2,179,464
   668,167 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                 6,715,083
   682,417 Smith Barney Managed Governments Fund Inc.                                                   8,830,475
-----------------------------------------------------------------------------------------------------------------
           Total Underlying Funds (Cost -- $52,889,101)                                                44,175,810
-----------------------------------------------------------------------------------------------------------------
   Face
  Amount                                          Description                                            Value
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.7%
$  319,000 Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds at maturity -- $319,034;
             (Fully collateralized by U.S. Treasury Strips, 0.000% to 6.125% due 5/15/12 to 11/15/27;
             Market value -- $328,570) (Cost -- $319,000)                                                 319,000
-----------------------------------------------------------------------------------------------------------------
           Total Investments -- 100% (Cost -- $53,208,101*)                                           $44,494,810
-----------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is $53,582,790.

                      See Notes to Financial Statements.

Statements of Assets and Liabilities                            January 31, 2003

                                            Global      High Growth      Growth        Balanced    Conservative    Income
                                           Portfolio     Portfolio      Portfolio      Portfolio    Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------
Assets:
   Investments, at cost                  $ 35,050,698  $ 693,845,297  $ 780,729,202  $428,531,392  $119,566,290  $53,208,101
---------------------------------------------------------------------------------------------------------------------------
   Investments, at value                 $ 23,727,859  $ 496,224,558  $ 542,635,817  $354,190,539  $101,049,566  $44,494,810
   Cash                                           622             15            727            --           779          328
   Receivable from manager                    168,645      1,335,794        429,998            --            --           --
   Receivable for Fund shares sold             20,357        233,282        457,559       176,392        89,142      131,968
   Dividends and interest receivable                2        226,710        847,984     1,016,131       399,700      216,334
---------------------------------------------------------------------------------------------------------------------------
   Total Assets                            23,917,485    498,020,359    544,372,085   355,383,062   101,539,187   44,843,440
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payable for Fund shares purchased           19,237        581,751        595,554       420,089       120,409        8,260
   Distribution fees payable                    5,947        128,753        148,528       103,092        17,991        9,068
   Management fees payable                         --             --             --       184,251        36,372        3,007
   Payable to bank                                 --             --             --       605,711            --           --
   Income distribution payable                     --             --             --            --            --       14,056
   Accrued expenses                           113,700      1,056,687        765,698       243,505        96,085       33,106
---------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                          138,884      1,767,191      1,509,780     1,556,648       270,857       67,497
---------------------------------------------------------------------------------------------------------------------------
Total Net Assets                         $ 23,778,601  $ 496,253,168  $ 542,862,305  $353,826,414  $101,268,330  $44,775,943
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Par value of capital shares           $      3,486  $      54,265  $      61,781  $     35,472  $     10,119  $     4,653
   Capital paid in excess of par value     39,046,194    710,019,123    790,424,788   431,159,256   119,827,869   54,564,834
   Undistributed (overdistributed)
    net investment income                          --             --        247,933            --            --      (14,056)
   Accumulated net realized loss
    on investments                         (3,948,240)   (16,199,481)    (9,778,812)   (3,027,461)      (52,934)  (1,066,197)
   Net unrealized depreciation
    of investments                        (11,322,839)  (197,620,739)  (238,093,385)  (74,340,853)  (18,516,724)  (8,713,291)
---------------------------------------------------------------------------------------------------------------------------
Total Net Assets                         $ 23,778,601  $ 496,253,168  $ 542,862,305  $353,826,414  $101,268,330  $44,775,943
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                  1,937,459     28,026,993     29,285,702    16,685,844     5,205,557    2,358,949
   Class B                                  1,357,401     22,796,761     28,653,223    15,915,144     4,170,492    1,999,189
   Class L                                    190,927      3,441,263      3,841,861     2,870,693       742,521      294,643
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)               $6.87          $9.22          $8.75         $9.86         $9.94        $9.59
   Class B *                                    $6.76          $9.06          $8.82        $10.08        $10.08        $9.66
   Class L **                                   $6.76          $9.08          $8.83        $10.09        $10.06        $9.65
---------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26%
    of net asset value per share)               $7.23          $9.71          $9.21        $10.38            --           --
   Class A (net asset value plus 4.71%
    of net asset value per share)                  --             --             --            --        $10.41       $10.04
   Class L (net asset value plus 1.01%
    of net asset value per share)               $6.83          $9.17          $8.92        $10.19        $10.16        $9.75
---------------------------------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC (4.50% for the Conservative Portfolio and the Income Portfolio) if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

Statements of Operations                     For the Year Ended January 31, 2003

                                             Global      High Growth      Growth        Balanced    Conservative    Income
                                            Portfolio     Portfolio      Portfolio      Portfolio    Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Income distributions from
    Underlying Funds                      $    123,304  $   4,231,550  $  13,336,705  $ 11,342,334  $  4,075,188  $ 2,363,710
  Interest                                       2,800         40,915         36,090        24,260         9,873        4,070
----------------------------------------------------------------------------------------------------------------------------
  Total Investment Income                      126,104      4,272,465     13,372,795    11,366,594     4,085,061    2,367,780
----------------------------------------------------------------------------------------------------------------------------
Expenses:
  Shareholder and system servicing fees        215,105      4,230,045      2,896,791     1,094,258       229,052      104,390
  Distribution fees (Note 2)                   157,963      3,597,099      4,126,397     2,540,568       513,503      226,966
  Management fees (Note 2)                      54,227      1,177,080      1,273,233       778,249       209,706       91,850
  Registration fees                             33,000         40,346         40,257        33,118        41,570       33,154
  Shareholder communications                    32,000        481,291        317,425        86,636        27,707        9,077
  Audit and legal                               20,800         30,383         20,701        27,591        20,134       18,565
  Custody                                       16,000         37,140         36,528        20,159        14,863       16,174
  Directors' fees                                3,600         14,309         12,631        13,247         4,648        2,690
  Other expenses                                 2,500          9,119         10,905         6,625         3,912        5,507
----------------------------------------------------------------------------------------------------------------------------
  Total Expenses                               535,195      9,616,812      8,734,868     4,600,451     1,065,095      508,373
  Less: Management fee waiver and
     expense reimbursement (Note 2)           (228,108)    (2,811,142)    (1,112,446)      (16,102)           --      (28,819)
----------------------------------------------------------------------------------------------------------------------------
  Net Expenses                                 307,087      6,805,670      7,622,422     4,584,349     1,065,095      479,554
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                  (180,983)    (2,533,205)     5,750,373     6,782,245     3,019,966    1,888,226
----------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments (Note 3):
  Realized Gain (Loss) From:
    Sale of Underlying Funds                (1,212,471)    (5,010,392)    (9,778,812)   (2,853,147)     (157,030)    (273,129)
    Capital gain distributions from
      Underlying Funds                              --             --             --       684,385       179,722       39,604
----------------------------------------------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                  (1,212,471)    (5,010,392)    (9,778,812)   (2,168,762)       22,692     (233,525)
----------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation
  of Investments:
    Beginning of year                       (5,767,081)   (41,173,083)  (107,767,804)  (38,319,230)  (12,868,753)  (7,777,987)
    End of year                            (11,322,839)  (197,620,739)  (238,093,385)  (74,340,853)  (18,516,724)  (8,713,291)
----------------------------------------------------------------------------------------------------------------------------
  Increase in Net Unrealized
    Depreciation                            (5,555,758)  (156,447,656)  (130,325,581)  (36,021,623)   (5,647,971)    (935,304)
----------------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                     (6,768,229)  (161,458,048)  (140,104,393)  (38,190,385)   (5,625,279)  (1,168,829)
----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
 From Operations                          $ (6,949,212) $(163,991,253) $(134,354,020) $(31,408,140) $ (2,605,313) $   719,397
----------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Statements of Changes in Net Assets          For the Year Ended January 31, 2003

                                           Global      High Growth      Growth        Balanced     Conservative     Income
                                          Portfolio     Portfolio      Portfolio      Portfolio     Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)           $  (180,983) $  (2,533,205) $   5,750,373  $   6,782,245  $  3,019,966  $  1,888,226
  Net realized gain (loss)                (1,212,471)    (5,010,392)    (9,778,812)    (2,168,762)       22,692      (233,525)
  Increase in net unrealized
    depreciation                          (5,555,758)  (156,447,656)  (130,325,581)   (36,021,623)   (5,647,971)     (935,304)
-----------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Operations                       (6,949,212)  (163,991,253)  (134,354,020)   (31,408,140)   (2,605,313)      719,397
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                           --             --     (5,741,996)    (7,258,511)   (3,160,062)   (2,097,353)
  Net realized gains                              --             --     (1,100,063)            --       (22,692)           --
  Capital                                         --             --             --     (2,401,902)     (823,531)     (367,124)
-----------------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                 --             --     (6,842,059)    (9,660,413)   (4,006,285)   (2,464,477)
-----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
  Net proceeds from sale of shares         9,286,401     74,300,232     70,092,662     61,518,121    25,960,349    13,420,878
  Net asset value of shares issued for
    for reinvestment of dividends                 --             --      6,773,756      9,474,482     3,888,550     2,269,267
  Cost of shares reacquired               (8,505,893)  (117,386,670)  (148,397,347)  (112,441,025)  (33,186,668)  (16,901,243)
-----------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Fund Share Transactions             780,508    (43,086,438)   (71,530,929)   (41,448,422)   (3,337,769)   (1,211,098)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                    (6,168,704)  (207,077,691)  (212,727,008)   (82,516,975)   (9,949,367)   (2,956,178)

Net Assets:
  Beginning of year                       29,947,305    703,330,859    755,589,313    436,343,389   111,217,697    47,732,121
-----------------------------------------------------------------------------------------------------------------------------
  End of year*                           $23,778,601  $ 496,253,168  $ 542,862,305  $ 353,826,414  $101,268,330  $ 44,775,943
-----------------------------------------------------------------------------------------------------------------------------
* Includes undistributed
 (overdistributed) net
 investment income of:                            --             --       $247,933             --            --     $(14,056)
-----------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Statements of Changes in Net Assets          For the Year Ended January 31, 2002

                                              Global      High Growth      Growth        Balanced    Conservative     Income
                                             Portfolio     Portfolio      Portfolio      Portfolio    Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)             $   (201,058) $    (211,741) $  11,568,067  $ 13,927,081  $  5,279,668  $  2,906,164
  Net realized gain (loss)                   (2,597,237)   (11,189,089)     3,269,545        73,421        84,182        (3,665)
  Change in net unrealized depreciation      (4,857,088)  (131,697,371)  (143,969,528)  (37,788,068)   (8,505,156)   (3,499,316)
-------------------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations     (7,655,383)  (143,098,201)  (129,131,916)  (23,787,566)   (3,141,306)     (596,817)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                              --         (8,882)   (12,252,007)  (15,254,744)   (5,830,420)   (2,806,587)
  Net realized gains                         (2,165,495)   (32,280,103)   (44,145,393)  (14,774,855)     (347,688)           --
-------------------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders            (2,165,495)   (32,288,985)   (56,397,400)  (30,029,599)   (6,178,108)   (2,806,587)
-------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
  Net proceeds from sale of shares           11,415,196    112,144,521    104,353,166    73,853,391    19,846,181     8,596,053
  Net asset value of shares issued for
    reinvestment of dividends                 2,158,363     32,044,976     55,795,154    29,454,805     6,041,657     2,543,415
  Cost of shares reacquired                 (10,811,481)  (136,303,652)  (161,034,535)  (96,252,665)  (27,659,425)  (12,385,462)
-------------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                   2,762,078      7,885,845       (886,215)    7,055,531    (1,771,587)   (1,245,994)
-------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                       (7,058,800)  (167,501,341)  (186,415,531)  (46,761,634)  (11,091,001)   (4,649,398)

Net Assets:
  Beginning of year                          37,006,105    870,832,200    942,004,844   483,105,023   122,308,698    52,381,519
-------------------------------------------------------------------------------------------------------------------------------
  End of year*                             $ 29,947,305  $ 703,330,859  $ 755,589,313  $436,343,389  $111,217,697  $ 47,732,121
-------------------------------------------------------------------------------------------------------------------------------
*Includes undistributed net investment
 income of:                                          --             --       $239,556      $476,266      $140,096      $147,054
-------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

The Global, High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of these portfolios and three other separate investment portfolios: Select High Growth, Select Growth and Select Balanced. The Portfolios invest in other mutual funds ("Underlying Funds") managed by Smith Barney Fund Management LLC (''SBFM''), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) income distributions and short-term capital gain distributions from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on an accrual basis; (d) long-term capital gains from Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method;
(f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2003, reclassifications were made to the capital accounts of the Global Portfolio, High Growth Portfolio and Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. For the Global Portfolio, accumulated net investment loss of $180,983 was reclassified to paid-in capital. For the High Growth Portfolio, accumulated net investment loss of $2,533,205 was reclassified to paid-in capital. For the Income Portfolio, accumulated net investment loss of $48,017 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) direct expenses are charged to each class of each portfolio; management fees are allocated on the basis of the relative net assets of each class; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

SBFM is the investment manager for the Fund. Each Portfolio pays SBFM a monthly fee calculated at an annual rate of 0.20% of the average daily net assets.

For the year ended January 31, 2003, SBFM waived all or a portion of its management fees amounting to $54,227, $1,177,080, $1,112,446, $16,102 and
$28,819 for the Global, High Growth, Growth, Balanced and Income Portfolios, respectively. In addition, SBFM reimbursed its expenses amounting to $173,881 and $1,634,062 for the Global and High Growth Portfolios, respectively.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Portfolios' sub-transfer agents. CTB receives account fees and asset-based fees that vary according to size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended January 31, 2003, the Global, High Growth, Growth, Balanced, Conservative and Income Portfolios paid transfer agent fees of $9,629, $214,377, $235,500, $94,891, $21,155 and $13,847, respectively, to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolios' distributors. SSB and certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

For Global, High Growth, Growth and Balanced Portfolios, there are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. For Conservative and Income Portfolios, there are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. The Global, High Growth, Growth and Balanced Portfolios have a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. The Conservative and Income Portfolios have a CDSC of 4.50% on Class B shares, which applies if redemption occurs less than one year from purchase and declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2003, SSB and its affiliates received sales charges on sales of the Portfolios' Class A and L shares. In addition, for the year ended January 31, 2003, CDSCs were paid to SSB and its affiliates for Class B and L shares.

The approximate amounts were as follows:

                                             Sales Charges         CDSCs
                                           ------------------ ----------------
  Portfolio                                 Class A   Class L Class B  Class L
  ---------------------------------------------------------------------------
  Global                                   $  158,000 $ 1,000 $ 31,000     --
  High Growth                               2,226,000  26,000  495,000 $5,000
  Growth                                    1,757,000  30,000  503,000  6,000
  Balanced                                  1,029,000  28,000  355,000  5,000
  Conservative                                298,000  10,000   94,000  1,000
  Income                                      140,000   1,000   38,000  1,000
  ---------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to their Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Global, High Growth, Growth and Balanced Portfolios each pay a distribution fee with respect to their Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class. The Conservative and Income Portfolios each pay a distribution fee with respect to their Class B and L shares calculated at the annual rates of 0.50% and 0.45%, respectively, of the average daily net assets of each class.

For the year ended January 31, 2003, total Distribution Plan fees were as follows:

     Portfolio                                Class A   Class B   Class L
     --------------------------------------------------------------------
     Global                                   $ 37,724 $  106,166 $ 14,073
     High Growth                               762,767  2,461,708  372,624
     Growth                                    746,590  2,980,699  399,108
     Balanced                                  450,181  1,785,247  305,140
     Conservative                              134,626    327,846   51,031
     Income                                     58,080    150,525   18,361
     --------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

   Portfolio                                          Purchases     Sales
   ------------------------------------------------------------------------
   Global                                             $2,731,621 $ 2,243,284
   High Growth                                         2,298,991  50,615,003
   Growth                                              3,259,763  78,836,167
   Balanced                                            2,146,917  41,492,575
   Conservative                                        1,841,797   5,323,412
   Income                                              2,324,357   4,040,033
   ------------------------------------------------------------------------

At January 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                              Net Unrealized
   Portfolio                      Appreciation  Depreciation   Depreciation
   ------------------------------------------------------------------------
   Global                                  --  $ (14,464,235) $ (14,464,235)
   High Growth                    $32,988,033   (230,608,772)  (197,620,739)
   Growth                          27,463,636   (265,557,021)  (238,093,385)
   Balanced                         7,707,163    (82,899,138)   (75,191,975)
   Conservative                     2,828,760    (21,398,418)   (18,569,658)
   Income                           1,618,323    (10,706,303)    (9,087,980)
   ------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Capital Shares

At January 31, 2003, the Fund had 6.1 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolios and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class within each Portfolio were as follows:

                                         Year Ended January 31, 2003 Year Ended January 31, 2002
                                         --------------------------  --------------------------
                                           Shares        Amount        Shares        Amount
-----------------------------------------------------------------------------------------------
GLOBAL PORTFOLIO:
Class A
  Shares sold                               807,305   $  6,888,009      920,448   $  8,455,350
  Shares issued on reinvestment                  --             --      126,730      1,193,796
  Shares reacquired                        (725,629)    (6,181,586)    (895,305)    (8,169,681)
-----------------------------------------------------------------------------------------------
  Net Increase                               81,676   $    706,423      151,873   $  1,479,465
-----------------------------------------------------------------------------------------------
Class B
  Shares sold                               210,067   $  1,653,395      227,202   $  2,193,928
  Shares issued on reinvestment                  --             --       93,198        873,261
  Shares reacquired                        (217,652)    (1,731,137)    (230,869)    (2,230,445)
-----------------------------------------------------------------------------------------------
  Net Increase (Decrease)                    (7,585)  $    (77,742)      89,531   $    836,744
-----------------------------------------------------------------------------------------------
Class L
  Shares sold                                96,088   $    744,997       80,763   $    765,918
  Shares issued on reinvestment                  --             --        9,745         91,306
  Shares reacquired                         (76,387)      (593,170)     (42,926)      (411,355)
-----------------------------------------------------------------------------------------------
  Net Increase                               19,701   $    151,827       47,582   $    445,869
-----------------------------------------------------------------------------------------------
HIGH GROWTH PORTFOLIO:
Class A
  Shares sold                             3,750,012   $ 39,494,428    4,923,738   $ 63,568,202
  Shares issued on reinvestment                  --             --    1,298,341     16,657,718
  Shares reacquired                      (5,919,453)   (63,849,424)  (5,945,249)   (76,633,247)
-----------------------------------------------------------------------------------------------
  Net Increase (Decrease)                (2,169,441)  $(24,354,996)     276,830   $  3,592,673
-----------------------------------------------------------------------------------------------
Class B
  Shares sold                             2,571,620   $ 26,841,402    2,946,533   $ 37,434,983
  Shares issued on reinvestment                  --             --    1,055,868     13,472,878
  Shares reacquired                      (4,246,458)   (43,876,518)  (3,914,093)   (49,546,887)
-----------------------------------------------------------------------------------------------
  Net Increase (Decrease)                (1,674,838)  $(17,035,116)      88,308   $  1,360,974
-----------------------------------------------------------------------------------------------
Class L
  Shares sold                               760,560   $  7,964,402      870,345   $ 11,141,336
  Shares issued on reinvestment                  --             --      150,030      1,914,380
  Shares reacquired                        (936,071)    (9,660,728)    (790,047)   (10,123,518)
-----------------------------------------------------------------------------------------------
  Net Increase (Decrease)                  (175,511)  $ (1,696,326)     230,328   $  2,932,198
-----------------------------------------------------------------------------------------------

                               Year Ended January 31, 2003 Year Ended January 31, 2002
                               --------------------------  --------------------------
                                 Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------------
GROWTH PORTFOLIO:
Class A
 Shares sold                    3,765,915   $ 36,611,503    4,687,551   $ 57,028,377
 Shares issued on reinvestment    482,025      4,278,186    2,490,683     27,771,117
 Shares reacquired             (7,544,492)   (73,975,513)  (6,320,762)   (76,431,890)
--------------------------------------------------------------------------------------
 Net Increase (Decrease)       (3,296,552)  $(33,085,824)     857,472   $  8,367,604
--------------------------------------------------------------------------------------
Class B
 Shares sold                    2,624,018   $ 25,869,459    3,038,162   $ 36,806,665
 Shares issued on reinvestment    246,840      2,206,279    2,203,241     24,786,462
 Shares reacquired             (6,427,976)   (62,442,703)  (6,056,810)   (73,204,151)
--------------------------------------------------------------------------------------
 Net Decrease                  (3,557,118)  $(34,366,965)    (815,407)  $(11,611,024)
--------------------------------------------------------------------------------------
Class L
 Shares sold                      777,817   $  7,611,700      872,416   $ 10,518,124
 Shares issued on reinvestment     32,295        289,291      287,529      3,237,575
 Shares reacquired             (1,236,467)   (11,979,131)    (935,904)   (11,398,494)
--------------------------------------------------------------------------------------
 Net Increase (Decrease)         (426,355)  $ (4,078,140)     224,041   $  2,357,205
--------------------------------------------------------------------------------------
BALANCED PORTFOLIO:
Class A
 Shares sold                    2,930,418   $ 30,053,628    3,533,262   $ 40,911,376
 Shares issued on reinvestment    507,591      5,156,378    1,377,996     15,425,069
 Shares reacquired             (5,457,768)   (56,338,871)  (4,033,771)   (47,010,887)
--------------------------------------------------------------------------------------
 Net Increase (Decrease)       (2,019,759)  $(21,128,865)     877,487   $  9,325,558
--------------------------------------------------------------------------------------
Class B
 Shares sold                    2,308,351   $ 24,191,649    2,137,185   $ 25,203,580
 Shares issued on reinvestment    357,705      3,714,068    1,063,107     12,132,899
 Shares reacquired             (4,600,361)   (47,854,273)  (3,396,839)   (40,208,624)
--------------------------------------------------------------------------------------
 Net Decrease                  (1,934,305)  $(19,948,556)    (196,547)  $ (2,872,145)
--------------------------------------------------------------------------------------
Class L
 Shares sold                      696,281   $  7,272,844      638,659   $  7,547,447
 Shares issued on reinvestment     58,206        604,036      166,283      1,896,837
 Shares reacquired               (794,786)    (8,247,881)    (698,328)    (8,272,215)
--------------------------------------------------------------------------------------
 Net Increase (Decrease)          (40,299)  $   (371,001)     106,614   $  1,172,069
--------------------------------------------------------------------------------------
Class Z+
 Shares sold                           --             --       15,054   $    190,988
 Shares issued on reinvestment         --             --           --             --
 Shares reacquired                     --             --      (61,695)      (760,939)
--------------------------------------------------------------------------------------
 Net Decrease                          --             --      (46,641)  $   (569,951)
--------------------------------------------------------------------------------------

+On March 26, 2001, Class Z shares were fully redeemed.

                               Year Ended January 31, 2003 Year Ended January 31, 2002
                               --------------------------  --------------------------
                                 Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------------
CONSERVATIVE PORTFOLIO:
Class A
 Shares sold                    1,280,521   $ 12,959,809    1,038,280   $ 11,358,976
 Shares issued on reinvestment    215,497      2,163,381      317,663      3,411,429
 Shares reacquired             (1,786,465)   (18,192,660)  (1,298,614)   (14,248,994)
--------------------------------------------------------------------------------------
 Net Increase (Decrease)         (290,447)  $ (3,069,470)      57,329   $    521,411
--------------------------------------------------------------------------------------
Class B
 Shares sold                      938,577   $  9,617,963      575,365   $  6,359,289
 Shares issued on reinvestment    146,210      1,487,182      210,909      2,291,481
 Shares reacquired             (1,199,491)   (12,196,111)  (1,000,718)   (11,091,155)
--------------------------------------------------------------------------------------
 Net Decrease                    (114,704)  $ (1,090,966)    (214,444)  $ (2,440,385)
--------------------------------------------------------------------------------------
Class L
 Shares sold                      331,108   $  3,382,577      191,368   $  2,127,916
 Shares issued on reinvestment     23,454        237,987       31,202        338,747
 Shares reacquired               (275,569)    (2,797,897)    (208,781)    (2,319,276)
--------------------------------------------------------------------------------------
 Net Increase                      78,993   $    822,667       13,789   $    147,387
--------------------------------------------------------------------------------------
INCOME PORTFOLIO:
Class A
 Shares sold                      831,303   $  8,037,474      393,564   $  4,031,562
 Shares issued on reinvestment    129,268      1,240,355      137,699      1,402,165
 Shares reacquired               (978,119)    (9,419,716)    (628,506)    (6,430,519)
--------------------------------------------------------------------------------------
 Net Decrease                     (17,548)  $   (141,887)     (97,243)  $   (996,792)
--------------------------------------------------------------------------------------
Class B
 Shares sold                      390,882   $  3,782,165      362,431   $  3,713,482
 Shares issued on reinvestment     94,950        917,877       99,737      1,022,534
 Shares reacquired               (603,354)    (5,824,473)    (471,633)    (4,849,472)
--------------------------------------------------------------------------------------
 Net Decrease                    (117,522)  $ (1,124,431)      (9,465)  $   (113,456)
--------------------------------------------------------------------------------------
Class L
 Shares sold                      166,571   $  1,601,239       82,294   $    851,009
 Shares issued on reinvestment     11,507        111,035       11,585        118,716
 Shares reacquired               (171,373)    (1,657,054)    (107,295)    (1,105,471)
--------------------------------------------------------------------------------------
 Net Increase (Decrease)            6,705   $     55,220      (13,416)  $   (135,746)
--------------------------------------------------------------------------------------

6. Capital Loss Carryforward

At January 31, 2003, the Global, High Growth, Growth, Balanced and Income Portfolios had, for income tax purposes, a capital loss carryforward of approximately $788,000, $14,475,000, $4,501,000, $1,772,000 and $657,000,
respectively, available to offset future capital gains expiring on January 31 of the years below:

            Portfolio      Total      2009      2010        2011
            -------------------------------------------------------
            Global      $   788,000       -- $   421,000 $  367,000
            High Growth  14,475,000       --  11,189,000  3,286,000
            Growth        4,501,000       --          --  4,501,000
            Balanced      1,772,000       --          --  1,772,000
            Income          657,000 $657,000          --         --
            -------------------------------------------------------

To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

In addition, the portfolios had the following capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following year:

Portfolio
------------------------------------------------------------------------
Global                                                     $      18,740
High Growth                                                    1,724,538
Growth                                                         5,278,018
Balanced                                                         404,736
Income                                                            35,006
------------------------------------------------------------------------

7. Income Tax Information and Distributions to Shareholders
At January 31, 2003, the tax basis components of distributable earnings were:

                               Undistributed  Accumulated
                                 Ordinary       Capital      Unrealized
Portfolio                         Income        Losses      Depreciation
------------------------------------------------------------------------
Global                                 --    $   (788,104) $ (14,464,235)
High Growth                            --     (14,474,943)  (197,620,739)
Growth                           $247,933      (4,500,794)  (238,093,385)
Balanced                               --      (1,771,603)   (75,191,975)
Conservative                           --              --    (18,569,658)
Income                                 --        (656,502)    (9,087,980)
------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended January 31, 2003 were:

                                             Ordinary    Long Term   Return of
Portfolio                                     Income   Capital Gains  Capital     Total
-----------------------------------------------------------------------------------------
Global                                              --          --           --         --
High Growth                                         --          --           --         --
Growth                                      $5,741,996  $1,100,063           -- $6,842,059
Balanced                                     7,258,511          --   $2,401,902  9,660,413
Conservative                                 3,160,062      22,692      823,531  4,006,285
Income                                       2,097,353          --      367,124  2,464,477
-----------------------------------------------------------------------------------------

Financial Highlights
For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                             Class A Shares
                                          ----------------------------------------------------
GLOBAL PORTFOLIO                          2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 8.87    $11.93    $13.67    $11.16      $11.40
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(3)(4)/      (0.03)    (0.03)     0.12      0.21        0.07
  Net realized and unrealized gain (loss)   (1.97)    (2.34)    (1.38)     2.54       (0.26)
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.00)    (2.37)    (1.26)     2.75       (0.19)
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --        --     (0.12)    (0.20)      (0.04)
  Net realized gains                           --     (0.69)    (0.36)    (0.04)      (0.01)
----------------------------------------------------------------------------------------------
Total Distributions                            --     (0.69)    (0.48)    (0.24)      (0.05)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 6.87    $ 8.87    $11.93    $13.67      $11.16
----------------------------------------------------------------------------------------------
Total Return                               (22.55)%  (20.21)%   (9.29)%   24.57%      (1.60)%++
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $13,315   $16,452   $20,333   $18,133     $10,766
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)(5)/                           0.80%     0.71%     0.60%     0.60%       0.59%+
  Net investment income (loss)              (0.34)    (0.30)     0.94      1.73        0.80+
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         8%       15%       10%        0%          0%
----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from March 9, 1998 (inception date) to January 31, 1999.
(3) Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(4) The investment manager waived all or a portion of its management fees for the years ended January 31, 2003 and 2002, respectively. In addition, the investment manager reimbursed expenses of $173,881 for the year ended January 31, 2003. If such fees were not waived or expenses not reimbursed, the per share effect on net investment loss and expense ratios would have been as follows:

                     Increase to         Expense Ratios
                     Net Investment Loss Without Fee Waivers and/or
                      Per Share          Expense Reimbursements
                     ------------------- --------------------------
                     2003       2002     2003           2002
                     -----     -----     -----          -----
    Class A Shares   $0.06     $0.02     1.61%         0.96%

(5) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                      Class B Shares
                                                   ----------------------------------------------------
GLOBAL PORTFOLIO                                   2003/(1)/  2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $ 8.78     $11.92    $13.65    $11.15     $11.40
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(3)(4)/               (0.09)     (0.10)     0.02      0.10       0.00*
  Net realized and unrealized gain (loss)            (1.93)     (2.35)    (1.36)     2.53      (0.24)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (2.02)     (2.45)    (1.34)     2.63      (0.24)
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 --         --     (0.03)    (0.09)        --
  Net realized gains                                    --      (0.69)    (0.36)    (0.04)     (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions                                     --      (0.69)    (0.39)    (0.13)     (0.01)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $ 6.76     $ 8.78    $11.92    $13.65     $11.15
------------------------------------------------------------------------------------------------------
Total Return                                        (23.01)%   (20.93)%   (9.92)%   23.59%     (2.16)%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                     $9,174    $11,991   $15,200   $14,392     $9,220
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)(5) /                                   1.55%      1.46%     1.35%     1.35%      1.32%+
  Net investment income (loss)                       (1.09)     (1.05)     0.17      0.83       0.06+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  8%        15%       10%        0%         0%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from March 9, 1998 (inception date) to January 31, 1999.
(3) Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(4) The investment manager waived all or a portion of its management fees for the years ended January 31, 2003 and 2002, respectively. In addition, the investment manager reimbursed expenses of $173,881 for the year ended January 31, 2003. If such fees were not waived or expenses not reimbursed, the per share effect on net investment loss and expense ratios would have been as follows:

                                              Increase to         Expense Ratios
                                              Net Investment Loss Without Fee Waivers and/or
                                               Per Share          Expense Reimbursements
                                              ------------------- --------------------------
                                               2003      2002      2003          2002
                                              -----     -----     -----         -----
    Class B Shares                            $0.07     $0.02     2.47%         1.71%

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                             Class L Shares
                                          -----------------------------------------------------
GLOBAL PORTFOLIO                          2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)(3)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 8.78    $11.91    $13.64    $11.14       $11.40
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(4)(5)/      (0.08)    (0.10)     0.05      0.30        (0.02)
  Net realized and unrealized gain (loss)   (1.94)    (2.34)    (1.39)     2.33        (0.23)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.02)    (2.44)    (1.34)     2.63        (0.25)
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --        --     (0.03)    (0.09)          --
  Net realized gains                           --     (0.69)    (0.36)    (0.04)       (0.01)
-----------------------------------------------------------------------------------------------
Total Distributions                            --     (0.69)    (0.39)    (0.13)       (0.01)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 6.76    $ 8.78    $11.91    $13.64       $11.14
-----------------------------------------------------------------------------------------------
Total Return                               (23.01)%  (20.86)%   (9.93)%   23.61%       (2.25)%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $1,290    $1,504    $1,473      $758         $244
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)(6)/                           1.55%     1.47%     1.35%     1.35%        1.32%+
  Net investment income (loss)              (1.06)    (1.02)     0.36      2.36        (0.12)+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         8%       15%       10%        0%           0%
-----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from March 9, 1998 (inception date) to January 31, 1999.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(5)The investment manager waived all or a portion of its management fees for the years ended January 31, 2003 and 2002, respectively. In addition, the investment manager reimbursed expenses of $173,881 for the year ended January 31, 2003. If such fees were not waived or expenses not reimbursed, the per share effect on net investment loss and expense ratios would have been as follows:

                                    Increase to         Expense Ratios
                                    Net Investment Loss Without Fee Waivers and/or
                                     Per Share          Expense Reimbursements
                                    ------------------- --------------------------
                                    2003      2002      2003          2002
                                    ----      ----      ----          ----
    Class L Shares                  $0.04     $0.02     2.07%         1.72%

(6) As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                             Class A Shares
                                          ----------------------------------------------------
HIGH GROWTH PORTFOLIO                     2003/(1)/  2002/(1)/  2001/(1)/  2000/(1)/ 1999/(1)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.12     $15.11     $16.81     $14.86    $12.97
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/ (2)(3)/      (0.01)      0.04       0.66       0.54      0.09
  Net realized and unrealized gain (loss)    (2.89)     (2.46)     (0.85)      2.29      2.36
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.90)     (2.42)     (0.19)      2.83      2.45
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --      (0.00)*    (0.67)     (0.53)    (0.08)
  Net realized gains                            --      (0.57)     (0.84)     (0.35)    (0.48)
----------------------------------------------------------------------------------------------
Total Distributions                             --      (0.57)     (1.51)     (0.88)    (0.56)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 9.22     $12.12     $15.11     $16.81    $14.86
----------------------------------------------------------------------------------------------
Total Return                                (23.93)%   (16.25)%    (0.94)%    18.97%    19.15%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $258,430   $366,092   $452,084   $441,050  $365,225
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(4)/                            0.80%      0.71%      0.60%      0.60%     0.60%
  Net investment income (loss)               (0.07)      0.33       3.90       3.44      0.68
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          0%         5%         9%         2%       21%
----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(3)The investment manager waived all or a portion of its management fees for the years ended January 31, 2003 and 2002, respectively. In addition, the investment manager reimbursed expenses of $1,634,062 for the year ended January 31, 2003. If such fees were not waived or expenses not reimbursed, the per share effect on net investment income (loss) and expense ratios would have been as follows:

                                   (Increase) Decrease to  Expense Ratios
                                   Net Investment          Without Fee Waivers and/or
                                   Income (Loss) Per Share Expense Reimbursements
                                   ----------------------- --------------------------
                                    2003         2002      2003           2002
                                    ----         ----      ----           ----
    Class A Shares                 $(0.06)      $0.02      1.35%         0.88%

(4) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
 *  Amount represents less than $0.01 per share.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                             Class B Shares
                                          ----------------------------------------------------
HIGH GROWTH PORTFOLIO                     2003/(1)/   2002/(1)/ 2001/(1)/  2000/(1)/ 1999/(1)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.01     $15.08     $16.74     $14.81    $12.95
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(2)(3)/       (0.09)     (0.05)      0.52       0.41     (0.01)
  Net realized and unrealized gain (loss)    (2.86)     (2.45)     (0.82)      2.26      2.35
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.95)     (2.50)     (0.30)      2.67      2.34
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --         --      (0.52)     (0.39)       --
  Net realized gains                            --      (0.57)     (0.84)     (0.35)    (0.48)
----------------------------------------------------------------------------------------------
Total Distributions                             --      (0.57)     (1.36)     (0.74)    (0.48)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 9.06     $12.01     $15.08     $16.74    $14.81
----------------------------------------------------------------------------------------------
Total Return                                (24.56)%   (16.83)%    (1.65)%    18.01%    18.30%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $206,591   $293,784   $367,656   $375,224  $318,101
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(4)/                            1.55%      1.46%      1.35%      1.35%     1.35%
  Net investment income (loss)               (0.82)     (0.42)      3.10       2.65     (0.07)
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          0%         5%         9%         2%       21%
----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(3)The investment manager waived all or a portion of its management fees for the years ended January 31, 2003 and 2002, respectively. In addition, the investment manager reimbursed expenses of $1,634,062 for the year ended January 31, 2003. If such fees were not waived or expenses not reimbursed, the per share effect on net investment loss and expense ratios would have been as follows:

                                    Increase to Net Expense Ratios
                                    Investment Loss Without Fee Waivers and/or
                                     Per Share      Expense Reimbursements
                                    --------------- --------------------------
                                    2003     2002   2003           2002
                                    ----     ----   ----           ----
    Class B Shares                  $0.04   $0.02   2.01%         1.62%

(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                            Class L Shares
                                          --------------------------------------------------
HIGH GROWTH PORTFOLIO                     2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $12.01    $15.09    $16.75    $14.81      $12.96
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(3)/         (0.08)    (0.05)     0.54      0.43       (0.01)
  Net realized and unrealized gain (loss)   (2.85)    (2.46)    (0.84)     2.25        2.34
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.93)    (2.51)    (0.30)     2.68        2.33
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --        --     (0.52)    (0.39)         --
  Net realized gains                           --     (0.57)    (0.84)    (0.35)      (0.48)
----------------------------------------------------------------------------------------------
Total Distributions                            --     (0.57)    (1.36)    (0.74)      (0.48)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 9.08    $12.01    $15.09    $16.75      $14.81
----------------------------------------------------------------------------------------------
Total Return                               (24.40)%  (16.88)%   (1.65)%   18.08%      18.21%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $31,232   $43,455   $51,092   $45,979     $37,969
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                              1.47%     1.44%     1.35%     1.35%       1.35%
  Net investment income (loss)              (0.75)    (0.40)     3.21      2.74       (0.07)
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         0%        5%        9%        2%         21%
--------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                Class A Shares
                                              ---------------------------------------------------
GROWTH PORTFOLIO                              2003/(1)/  2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $10.89     $13.64     $15.11    $14.43    $12.99
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/                   0.13       0.22       0.58      0.47      0.26
  Net realized and unrealized gain (loss)        (2.12)     (2.04)     (0.57)     1.05      1.82
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (1.99)     (1.82)      0.01      1.52      2.08
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.13)     (0.24)     (0.60)    (0.49)    (0.27)
  Net realized gains                             (0.02)     (0.69)     (0.88)    (0.35)    (0.37)
------------------------------------------------------------------------------------------------
Total Distributions                              (0.15)     (0.93)     (1.48)    (0.84)    (0.64)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $ 8.75     $10.89     $13.64    $15.11    $14.43
------------------------------------------------------------------------------------------------
Total Return                                    (18.32)%   (13.56)%     0.21%    10.53%    16.20%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)               $256,146   $354,879   $432,596  $432,580  $391,235
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(4)/                                0.80%      0.76%      0.60%     0.60%     0.60%
  Net investment income                           1.30       1.81       3.91      3.23      1.93
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              1%         6%         9%        2%       10%
------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)The investment manager waived all or a portion of its management fees for the year ended January 31, 2003. If such fees were not waived, the per share decrease to net investment income would have been $0.03 and the actual expense ratio would have been 1.03%.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                             Class B Shares
                                          ----------------------------------------------------
GROWTH PORTFOLIO                          2003/(1)/  2002/(1)/  2001/(1)/  2000/(1)/ 1999/(1)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.98     $13.74     $15.18     $14.48    $13.00
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/               0.05       0.13       0.47       0.36      0.16
  Net realized and unrealized gain (loss)    (2.13)     (2.05)     (0.57)      1.03      1.82
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.08)     (1.92)     (0.10)      1.39      1.98
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.06)     (0.15)     (0.46)     (0.34)    (0.13)
  Net realized gains                         (0.02)     (0.69)     (0.88)     (0.35)    (0.37)
----------------------------------------------------------------------------------------------
Total Distributions                          (0.08)     (0.84)     (1.34)     (0.69)    (0.50)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 8.82     $10.98     $13.74     $15.18    $14.48
----------------------------------------------------------------------------------------------
Total Return                                (18.98)%   (14.17)%    (0.56)%     9.61%    15.40%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $252,783   $353,777   $453,823   $486,164  $452,943
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(4)/                            1.55%      1.49%      1.35%      1.35%     1.35%
  Net investment income                       0.55       1.08       3.11       2.43      1.18
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          1%         6%         9%         2%       10%
----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)The investment manager waived all or a portion of its management fees for the year ended January 31, 2003. If such fees were not waived, the per share decrease to net investment income would have been $0.01 and the actual expense ratio would have been 1.69%.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                            Class L Shares
                                          --------------------------------------------------
GROWTH PORTFOLIO                          2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.00    $13.74    $15.19    $14.48      $13.00
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                 0.06      0.14      0.47      0.35        0.16
  Net realized and unrealized gain (loss)   (2.15)    (2.04)    (0.58)     1.05        1.82
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.09)    (1.90)    (0.11)     1.40        1.98
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.06)    (0.15)    (0.46)    (0.34)      (0.13)
  Net realized gains                        (0.02)    (0.69)    (0.88)    (0.35)      (0.37)
--------------------------------------------------------------------------------------------
Total Distributions                         (0.08)    (0.84)    (1.34)    (0.69)      (0.50)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 8.83    $11.00    $13.74    $15.19      $14.48
--------------------------------------------------------------------------------------------
Total Return                               (19.03)%  (14.01)%   (0.62)%    9.68%      15.40%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $33,933   $46,933   $55,586   $57,596     $53,319
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                              1.54%     1.41%     1.35%     1.35%       1.35%
  Net investment income                      0.57      1.17      3.12      2.39        1.18
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         1%        6%        9%        2%         10%
--------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                            Class A Shares
                                          ---------------------------------------------------
BALANCED PORTFOLIO                        2003/(1)/  2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.93     $12.38     $12.58    $12.95    $12.62
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/               0.22       0.41       0.58      0.45      0.42
  Net realized and unrealized gain (loss)    (0.99)     (0.98)      0.55      0.10      0.73
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.77)     (0.57)      1.13      0.55      1.15
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.24)     (0.49)     (0.63)    (0.46)    (0.45)
  Net realized gains                            --      (0.39)     (0.70)    (0.46)    (0.37)
  Capital                                    (0.06)        --         --        --        --
---------------------------------------------------------------------------------------------
Total Distributions                          (0.30)     (0.88)     (1.33)    (0.92)    (0.82)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 9.86     $10.93     $12.38    $12.58    $12.95
---------------------------------------------------------------------------------------------
Total Return                                 (7.12)%    (4.58)%     9.42%     4.37%     9.33%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $164,473   $204,437   $220,781  $222,275  $227,674
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(4)/                            0.80%      0.67%      0.60%     0.60%     0.60%
  Net investment income                       2.12       3.52       4.61      3.54      3.24
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          1%         1%         5%        4%       10%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)The investment manager waived all or a portion of its management fees for the year ended January 31, 2003. If such fees were not waived, the per share decrease to net investment income would have been $0.00* and the actual expense ratio would have been 0.81%.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
 * Amount represents less than $0.01 per share.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                Class B Shares
                                              ---------------------------------------------------
BALANCED PORTFOLIO                            2003/(1)/  2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $11.17     $12.55     $12.64    $12.95    $12.61
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                      0.15       0.33       0.49      0.35      0.32
  Net realized and unrealized gain (loss)        (1.02)     (0.99)      0.56      0.09      0.74
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.87)     (0.66)      1.05      0.44      1.06
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.16)     (0.33)     (0.44)    (0.29)    (0.35)
  Net realized gains                                --      (0.39)     (0.70)    (0.46)    (0.37)
  Capital                                        (0.06)        --         --        --        --
------------------------------------------------------------------------------------------------
Total Distributions                              (0.22)     (0.72)     (1.14)    (0.75)    (0.72)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $10.08     $11.17     $12.55    $12.64    $12.95
------------------------------------------------------------------------------------------------
Total Return                                     (7.79)%    (5.29)%     8.66%     3.48%     8.62%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)               $160,381   $199,381   $226,548  $238,456  $247,733
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                                   1.52%      1.42%      1.35%     1.35%     1.35%
  Net investment income                           1.40       2.77       3.83      2.75      2.50
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              1%         1%         5%        4%       10%
------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                           Class L Shares
                                          -------------------------------------------------
BALANCED PORTFOLIO                        2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.17    $12.55    $12.64    $12.94      $12.61
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                 0.16      0.33      0.50      0.36        0.32
  Net realized and unrealized gain (loss)   (1.02)    (0.99)     0.55      0.09        0.73
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.86)    (0.66)     1.05      0.45        1.05
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.16)    (0.33)    (0.44)    (0.29)      (0.35)
  Net realized gains                           --     (0.39)    (0.70)    (0.46)      (0.37)
  Capital                                   (0.06)       --        --        --          --
-------------------------------------------------------------------------------------------
Total Distributions                         (0.22)    (0.72)    (1.14)    (0.75)      (0.72)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $10.09    $11.17    $12.55    $12.64      $12.94
-------------------------------------------------------------------------------------------
Total Return                                (7.71)%   (5.28)%    8.67%     3.56%       8.53%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $28,972   $32,525   $35,202   $33,989     $34,809
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                              1.43%     1.37%     1.35%     1.35%       1.35%
  Net investment income                      1.51      2.82      3.89      2.76        2.50
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         1%        1%        5%        4%         10%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                          Class A Shares
                                          ----------------------------------------------
CONSERVATIVE PORTFOLIO                    2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $10.59    $11.51    $11.47    $12.04    $12.17
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                 0.32      0.53      0.67      0.56      0.58
  Net realized and unrealized gain (loss)   (0.55)    (0.81)     0.31     (0.33)     0.11
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.23)    (0.28)     0.98      0.23      0.69
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.34)    (0.61)    (0.73)    (0.55)    (0.58)
  Net realized gains                        (0.00)*   (0.03)    (0.21)    (0.25)    (0.24)
  Capital                                   (0.08)       --        --        --        --
-------------------------------------------------------------------------------------------
Total Distributions                         (0.42)    (0.64)    (0.94)    (0.80)    (0.82)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 9.94    $10.59    $11.51    $11.47    $12.04
-------------------------------------------------------------------------------------------
Total Return                                (2.18)%   (2.33)%    8.91%     1.96%     5.85%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $51,769   $58,176   $62,582   $70,327   $71,583
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                              0.77%     0.70%     0.60%     0.60%     0.60%
  Net investment income                      3.12      4.84      5.84      4.76      4.80
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         2%        1%        1%        3%        5%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
 * Amount represents less than $0.01 per share.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                            Class B Shares
                                            ----------------------------------------------
CONSERVATIVE PORTFOLIO                      2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $10.72    $11.60    $11.50    $12.02    $12.16
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                   0.27      0.48      0.61      0.51      0.52

    Net realized and unrealized gain (loss)   (0.55)    (0.82)     0.31     (0.33)     0.10
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (0.28)    (0.34)     0.92      0.18      0.62
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.28)    (0.51)    (0.61)    (0.45)    (0.52)
  Net realized gains                          (0.00)*   (0.03)    (0.21)    (0.25)    (0.24)
  Capital                                     (0.08)       --        --        --        --
------------------------------------------------------------------------------------------
Total Distributions                           (0.36)    (0.54)    (0.82)    (0.70)    (0.76)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $10.08    $10.72    $11.60    $11.50    $12.02
------------------------------------------------------------------------------------------
Total Return                                  (2.57)%   (2.84)%    8.33%     1.50%     5.22%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)             $42,027   $45,937   $52,197   $64,910   $64,983
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                                1.29%     1.21%     1.10%     1.10%     1.09%
  Net investment income                        2.61      4.33      5.30      4.29      4.31
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           2%        1%        1%        3%        5%
------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.
 * Amount represents less than $0.01 per share.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                           Class L Shares
                                          -------------------------------------------------
CONSERVATIVE PORTFOLIO                    2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $10.71    $11.59    $11.50    $12.02     $12.16
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                 0.28      0.49      0.64      0.51       0.53
  Net realized and unrealized gain (loss)   (0.56)    (0.82)     0.29     (0.32)      0.10
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.28)    (0.33)     0.93      0.19       0.63
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.29)    (0.52)    (0.63)    (0.46)     (0.53)
  Net realized gains                        (0.00)*   (0.03)    (0.21)    (0.25)     (0.24)
  Capital                                   (0.08)       --        --        --         --
-------------------------------------------------------------------------------------------
Total Distributions                         (0.37)    (0.55)    (0.84)    (0.71)     (0.77)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $10.06    $10.71    $11.59    $11.50     $12.02
-------------------------------------------------------------------------------------------
Total Return                                (2.58)%   (2.76)%    8.35%     1.59%      5.29%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $7,472    $7,105    $7,530    $6,952     $6,899
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                              1.23%     1.14%     1.05%     1.05%      1.05%
  Net investment income                      2.69      4.41      5.49      4.34       4.32
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         2%        1%        1%        3%         5%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.25%.
* Amount represents less than $0.01 per share.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                          Class A Shares
                                          ----------------------------------------------
INCOME PORTFOLIO                          2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 9.95    $10.65    $10.64    $11.50    $11.75
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/              0.42      0.63      0.72      0.64      0.69
  Net realized and unrealized gain (loss)   (0.24)    (0.72)     0.07     (0.76)    (0.14)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.18     (0.09)     0.79     (0.12)     0.55
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.46)    (0.61)    (0.76)    (0.63)    (0.69)
  Net realized gains                           --        --     (0.02)    (0.11)    (0.11)
  Capital                                   (0.08)       --        --        --        --
----------------------------------------------------------------------------------------
Total Distributions                         (0.54)    (0.61)    (0.78)    (0.74)    (0.80)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 9.59    $ 9.95    $10.65    $10.64    $11.50
----------------------------------------------------------------------------------------
Total Return                                 2.00%    (0.80)%    7.74%    (1.04)%    4.88%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $22,612   $23,640   $26,354   $32,111   $36,390
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(4)/                           0.80%     0.74%     0.60%     0.60%     0.60%
  Net investment income                      4.36      6.14      6.80      5.78      5.95
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         5%        3%        0%        4%        0%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)The investment manager waived all or a portion of its management fees for the year ended January 31, 2003. If such fees were not waived, the per share decrease to net investment income would have been $0.00* and the actual expense ratio would have been 0.82%.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
 * Amount represents less than $0.01 per share.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                          Class B Shares
                                          -------------------------------------------------
INCOME PORTFOLIO                          2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $10.02    $10.72    $10.65    $11.50    $11.76
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/              0.37      0.58      0.67      0.59      0.63
  Net realized and unrealized gain (loss)   (0.24)    (0.73)     0.07     (0.75)    (0.15)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.13     (0.15)     0.74     (0.16)     0.48
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.41)    (0.55)    (0.65)    (0.58)    (0.63)
  Net realized gains                           --        --     (0.02)    (0.11)    (0.11)
  Capital                                   (0.08)       --        --        --        --
----------------------------------------------------------------------------------------
Total Distributions                         (0.49)    (0.55)    (0.67)    (0.69)    (0.74)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 9.66    $10.02    $10.72    $10.65    $11.50
----------------------------------------------------------------------------------------
Total Return                                 1.44%    (1.35)%    7.21%    (1.47)%    4.25%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $19,320   $21,210   $22,799   $28,302   $34,497
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(4)/                           1.30%     1.26%     1.10%     1.10%     1.10%
  Net investment income                      3.85      5.62      6.29      5.27      5.45
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         5%        3%        0%        4%        0%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3) The investment manager waived all or a portion of its management fees for the year ended January 31, 2003. If such fees were not waived, the per share decrease to net investment income would have been $0.00* and the actual expense ratio would have been 1.37%.
(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.
 *  Amount represents less than $0.01 per share.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                           Class L Shares
                                          -----------------------------------------------------
INCOME PORTFOLIO                          2003/(1)/  2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $10.01    $10.71     $10.65    $11.50     $11.76
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)(4)/              0.38      0.58       0.68      0.60       0.64
  Net realized and unrealized gain (loss)   (0.24)    (0.72)      0.06     (0.76)     (0.15)
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.14     (0.14)      0.74     (0.16)      0.49
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.42)    (0.56)     (0.66)    (0.58)     (0.64)
  Net realized gains                           --        --      (0.02)    (0.11)     (0.11)
  Capital                                   (0.08)       --         --        --         --
-------------------------------------------------------------------------------------------
Total Distributions                         (0.50)    (0.56)     (0.68)    (0.69)     (0.75)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 9.65    $10.01     $10.71    $10.65     $11.50
-------------------------------------------------------------------------------------------
Total Return                                 1.49%    (1.29)%     7.22%    (1.42)%     4.31%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $2,844    $2,882     $3,229    $3,698     $3,945
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)(5)/                           1.25%     1.25%      1.05%     1.05%      1.05%
  Net investment income                      3.93      5.65       6.35      5.36       5.47
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         5%        3%         0%        4%         0%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(4)The investment manager waived all or a portion of its management fees for the years ended January 31, 2003 and 2002. If such fees were not waived the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                   Decrease to           Expense Ratios
                                   Net Investment Income Without Fee Waivers and/or
                                    Per Share            Expense Reimbursements
                                   --------------------  --------------------------
                                   2003        2002      2003           2002
                                   ----        ----      ----           ----
    Class L Shares                 $0.04      $0.00*     1.62%         1.29%

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.25%.
 *  Amount represents less than $0.01 per share.

Independent Auditors' Report

The Shareholders and Board of Directors of Smith Barney Allocation Series Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global, High Growth, Growth, Balanced, Conservative, and Income Portfolios ("Portfolios") of Smith Barney Allocation Series Inc. ("Fund") as of January 31, 2003 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, with respect to the High Growth, Growth, Balanced, Conservative, and Income Portfolios, and for each of the years in the four-year period then ended and for the period from March 9, 1998 (commencement of operations) to January 31, 1999, with respect to the Global Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios of the Fund as of January 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
March 12, 2003

Additional Information (unaudited)
Information about Directors and Officers
The business and affairs of the Smith Barney Allocation Series Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund's sub-transfer agent (PFS Shareholders Services at 1-800-544-5445).

                                                                                Number of
                                             Term of                           Investment
                                             Office*                            Companies
                                               and                               in Fund
                                 Position(s) Length                              Complex
                                  Held with  of Time  Principal Occupation(s)   Overseen           Other Directorships
  Name, Address and Age             Fund     Served     During Past 5 Years    by Director          Held by Director
  ---------------------          ----------- ------- ------------------------- ----------- -----------------------
  Non-Interested Directors:
  H. John Ellis                   Director    Since  Retired                       34                     None
  858 East Crystal Downs Drive                1996
  Frankfort, MI 49635
  Age 75
  Armon E. Kamesar                Director    Since  Chairman, TEC                 34      Inter Ocean Systems
  7328 Country Club Drive                     1995   International; Trustee,               Inc.
  LaJolla, CA 92037                                  U.S. Bankruptcy Court
  Age 74
  Stephen E. Kaufman              Director    Since  Attorney                      62                     None
  Stephen E. Kaufman PC Co.                   1995
  277 Park Avenue, 47th Floor
  New York, NY 10172
  Age 70
  John J. Murphy                  Director    Since  President, Murphy Capital     34      Barclays International
  123 Prospect Street                         2002   Management                            Funds Group Ltd.;
  Ridgewood, NJ 07450                                                                      Barclays Fund Managers
  Age 58                                                                                   Ltd.; Barclays
                                                                                           International Fund
                                                                                           Managers Ltd.; Barclays
                                                                                           European Investment
                                                                                           Holdings SA; Barclays
                                                                                           Fund Management
                                                                                           Luxembourg SA;
                                                                                           Barclays Asian Selection
                                                                                           Funds Ltd.; Barclays
                                                                                           Investment Funds
                                                                                           (Channel Islands Ltd.);
                                                                                           Barclays Investment
                                                                                           Funds (Luxembourg)
                                                                                           funds SICAV; Barclays
                                                                                           International funds
                                                                                           SICAV; and Barclays
                                                                                           Euro Funds SICAV

                                                                                                  Number of
                                                     Term of                                     Investment
                                                     Office*                                      Companies
                                                       and                                         in Fund
                                       Position(s)   Length                                        Complex
                                        Held with    of Time   Principal Occupation(s)            Overseen   Other Directorships
  Name, Address and Age                   Fund       Served      During Past 5 Years             by Director  Held by Director
---------------------                 -------------- ------- -----------------------             ----------- -------------------
  Interested Directors:
  R. Jay Gerken**                     Chairman,       Since         Managing Director of             227            None
  SSB                                 President and   2002          Salomon Smith Barney Inc.
  399 Park Avenue, 4th Floor          Chief                         ("SSB"); Chairman,
  New York, NY 10022                  Executive                     President and Chief
  Age 51                              Officer                       executive Officer of Smith
                                                                    Barney Fund Management
                                                                    LLC ("SBFM"), Travelers
                                                                    Investment Adviser, Inc.
                                                                    ("TIA") and Citi Fund
                                                                    Management Inc.
  Officers:
  Lewis E. Daidone                    Senior Vice     Since         Managing Director of SSB;        N/A            N/A
  SSB                                 President and   2002          Director and Senior Vice
  125 Broad Street, 11th Floor        Chief                         President of SBFM and TIA;
  New York, NY 10004                  Administrative                Former Chief Financial
  Age 45                              Officer                       Officer and Treasurer of
                                                                    mutual funds affiliated with
                                                                    Citigroup Inc.
  Richard L. Peteka                   Chief           Since         Director of SSB; Director        N/A            N/A
  SSB                                 Financial       2002          and Head of Internal
  125 Broad Street, 11th Floor        Officer and                   Control for Citigroup Asset
  New York, NY 10004                  Treasurer                     Management U.S. Mutual
  Age 41                                                            Fund Administration from
                                                                    1999-2002; Vice
                                                                    President, Head of Mutual
                                                                    Fund Administration and
                                                                    Treasurer at Oppenheimer
                                                                    Capital from 1996-1999
  Kaprel Ozsolak                      Controller      Since         Vice President of SSB            N/A            N/A
  SSB                                                 2002
  125 Broad Street, 11th Floor
  New York, NY 10004
  Age 37
  Christina T. Sydor                  Secretary       Since         Managing Director of SSB;        N/A            N/A
  SSB                                                 1995          General Counsel and
  300 First Stamford Place                                          Secretary of SBFM and TIA
  4th Floor
  Stamford, CT 06902
  Age 52
  ------
* Each Director and Officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr.
  Gerken is an officer of SBFM and certain of its affiliates.

Tax Information (unaudited)
For Federal tax purposes the Portfolios hereby designate for the fiscal year ended January 31, 2003:

.. Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

                Growth Portfolio                         30.19%
                Balanced Portfolio                       13.85
                Conservative Portfolio                    4.70
                Income Portfolio                          2.02

.. Total long-term capital gain distributions paid:

              Growth Portfolio                         $1,100,063
              Conservative Portfolio                       22,692

The following percentages of ordinary dividends paid by the Portfolios from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

                 Growth Portfolio                         4.38%
                 Balanced Portfolio                       7.41
                 Conservative Portfolio                   5.93
                 Income Portfolio                         6.36

Directors
H. John Ellis
R. Jay Gerken, Chairman
Armon E. Kamesar
Stephen E. Kaufman
John J. Murphy

Officers
R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary
Investment Manager
Smith Barney Fund Management LLC

Distributors
Salomon Smith Barney Inc.
PFS Distributors, Inc.

Custodian
State Street Bank and Trust Company

Transfer Agent
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agents
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island 02940-9662

Smith Barney
Allocation Series Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

www.smithbarney.com/mutualfunds

This report is submitted for the general information of the shareholders of Smith Barney Allocation Series Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

                                                          Salomon Smith Barney
                                                   ---------------------------
                                                   A member of citigroup[LOGO]

            Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
                                                              Member NASD, SIPC
                                             (C) 2003 Salomon Smith Barney Inc.

                                                                   FD01278 3/03
                                                                        03-4599

--------------------------------------------------------------------------------

                                  SMITH BARNEY

                                   ALLOCATION

                                   SERIES INC.

                        ANNUAL REPORT | JANUARY 31, 2003

SELECT HIGH GROWTH PORTFOLIO

SELECT GROWTH PORTFOLIO

SELECT BALANCED PORTFOLIO

--------------------------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

Table of Contents

Letter From the Chairman ..................................................    1

Manager Overview ..........................................................    2

Smith Barney Allocation Series Portfolios

    Select High Growth Portfolio ..........................................    4

    Select Growth Portfolio ...............................................    7

    Select Balanced Portfolio .............................................   10

Schedules of Investments ..................................................   13

Statements of Assets and Liabilities ......................................   16

Statements of Operations ..................................................   17

Statements of Changes in Net Assets .......................................   18

Notes to Financial Statements .............................................   20

Financial Highlights ......................................................   23

Independent Auditors' Report ..............................................   25

Additional Information ....................................................   26

Tax Information ...........................................................   28

Directors and Officers ....................................................  IBC

                            LETTER FROM THE CHAIRMAN

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and
Chief Executive Officer

Dear Shareholder:

Please allow me to introduce myself as the new Chairman of the Smith Barney Allocation Series Inc. - Select High Growth, Select Growth and Select Balanced Portfolios ("Portfolio(s)")(1), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Portfolios' Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this annual report for the Portfolios for the year ended January 31, 2003. In this report, the Portfolios' Manager summarizes the factors that affected the Portfolios' performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Portfolios' progress.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 25, 2003

----------
(1) The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

                                MANAGER OVERVIEW

Performance Review

The chart below shows the performance of the Portfolios for the year ended January 31, 2003. The performance and current holdings of each Portfolio are discussed in greater detail on the following pages. Additional performance information for the Portfolios can be found on pages 4 through 12.

Performance of the Portfolios for the Year Ended January 31, 2003

      Portfolio                                         Total Returns(1)
      ---------                                         ----------------
      Select High Growth Portfolio                           -23.69%
      Select Growth Portfolio                                -18.04
      Select Balanced Portfolio                               -6.21

Another Difficult Year for Equity Investors

Geopolitical uncertainty, corporate governance issues, and deflationary fears dominated the capital markets for most of 2002. Consequently, the equity markets were down for the third year in a row, with every sector of the S&P 500 Index(i) experiencing negative returns for the year. Poor market returns were largely driven by a fear of deflation in the U.S. Exacerbating this concern was the possibility of an economic slowdown, encouraged in part by the growing geopolitical uncertainty influencing business and consumer decision-making. As the period progressed, tensions rose in the Middle East while North Korea raised the prospect of nuclear conflict and a general strike began in Venezuela. These were just a few of the global events that raised the perceived risk of investing and exacerbated fears of an economic slow-down punctuated by deflation. The biggest and most prominent concern for many investors, the possibility of war with Iraq, heavily influenced markets going into 2003. While broad economic indicators gave mixed signals about the health and strength of the domestic economy, consumers kept the U.S. economy afloat through reasonably strong spending, driven largely by mortgage refinancing.

Fixed-Income Securities Outperformed Equities

The stock markets' persistent struggle prompted many investors to continue to shift money into the safer havens of investment-grade fixed-income securities. This increased demand helped propel the prices of many investment-grade corporate and municipal bonds higher and was an absolute boon to the U.S. Treasury market. In early October, amid a rise in economic expectations, fixed-income securities markets languished somewhat while equity markets advanced during the first three weeks of the month. This rally, however, reversed in another moderate downdraft in December.

Fed Eventually Took Action

When the economy is weak, the Federal Reserve ("Fed")(ii) may consider dropping its interest rate targets as lower rates often encourage consumers to borrow and subsequently spend more, thereby pumping more money back into the economy. Corporate earnings seemed to have hit a trough in the third quarter of 2002. Following an economic report released in October that reflected a weak labor market, the Fed proceeded to reduce its target for the federal funds rate(iii) by half a percentage point to a 41-year low of 1.25%. Bond markets fluctuated in the month of November, but as concerns about the economy and tensions with Iraq resurfaced as the calendar year proceeded to close, higher-rated bond markets rallied again as investors sought less-risky investment alternatives.

----------
(1) All total return information represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The shorter the time period of your investment, the greater the possibility of loss. Portfolio shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation ("FDIC"), or any other agency, entity, or person. These total return figures do not reflect expenses associated with the separate account, such as administrative fees, account charges and surrender charges, which if reflected, would reduce performance shown.

Outlook for 2003 Depends on Iraq

At the time of this writing, no conflict has yet begun in Iraq. Obviously the resolution to any such conflict will greatly affect global capital markets in 2003. Our base-case scenario, if there is a war, assumes a relatively brief conflict. We believe that once tensions over Iraq are reduced, businesses may be more willing to make capital expenditures and create jobs. This increased business activity could make up for any slowing of consumer spending in 2003. With increased business spending and continued supportive monetary and fiscal policy, we expect to see a return to a more normal trend of economic growth in the U.S. and, very likely, in the rest of the world. We expect that this return to economic growth in the U.S. should lead to improved corporate earnings and therefore, better returns for equity investors. A resolution to the Iraq crisis should also help to achieve equity returns, as the war-risk premium currently priced into many stocks is reduced or even eliminated.

Improved Economic Prospects Expected

With improved economic prospects, we should see rising interest rates later in 2003 and a likely move toward tightening short-term interest rate targets by the Fed. Given this likely increase in interest rates and our expectation of increasing equity valuations, we favor equities over bonds going forward. Stronger economic growth, higher interest rates, and a resolution in Iraq should also lead to a stronger U.S. dollar in 2003.

Europe Expected to Outpace Japan

Overseas equity markets are also expected to fare somewhat better in 2003, primarily for the same reasons that we think U.S. equity markets will see an improving trend. We generally prefer European equities to Japanese equities. European equity valuations and prospects for economic growth are, in our opinion, more favorable than those of the Japanese equities in 2003. We remain concerned about the ability of the Japanese government to stimulate the nation's economy and address the ongoing problems facing its financial sector.

Thank you for your investment in the Smith Barney Allocation Series Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


The Investment Management Team

February 25, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 13 through 15 for a list and percentage breakdown of the Portfolios' holdings.

----------
(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(ii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(iii) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

                        THE SELECT HIGH GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Target Asset Allocation
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                            10%    Bond Funds
                            90%    Stock Funds

The Select High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds.

.................................................................................

The Target Asset Allocation set forth above represents an approximate mix of investments for the Select High Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

(Please note international stocks are subject to certain risks, including currency fluctuations; small-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and are inherently more risky than higher-rated securities and a sector fund invests in a single industry so its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries. There are also risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*
--------------------------------------------------------------------------------

S&P 500**                                                                -23.01%
Russell 2000(R)***                                                       -21.87
MSCI EAFE+                                                               -14.93
Salomon Smith Barney
   High-Yield Market++                                                     1.70

.................................................................................
* The chart above represents total returns for the year ended January 31, 2003.
** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
*** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
+ The Morgan Stanley Capital International ("MSCI") EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
++ The Salomon Smith Barney High-Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                               Performance Update
--------------------------------------------------------------------------------

For the year ended January 31, 2003, the Portfolio's shares returned -23.69%. The chart that appears on page 5 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio. The Portfolio underperformed its Lipper peer group of variable multi-cap core funds, which returned -22.31% for the same period.(1)

----------
(1) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended January 31, 2003, calculated among 110 funds in the variable multi-cap core funds category with reinvestment of dividends and capital gains excluding expenses associated with separate accounts, including administrative fees, account charges and surrender charges.

Value of $10,000 Invested in the Select High Growth Portfolio vs. the S&P 500 Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Salomon Smith Barney High-Yield Market Index
.................................................................................
February 5, 1997 -- January 31, 2003 (unaudited)

  [The following table was depicted as a line chart in the printed material.]

            Select High           S&P       Russell 2000     MSCI EAFE      Salomon Smith Barney
          Growth Portfolio     500 Index        Index          Index      High-Yield Market Index
          ----------------     ---------    ------------     ---------    -----------------------
 2/5/97         10000            10000          10000          10000               10000
   1/98         11060            12689          11807          11028               11487
   1/99         13138            16814          11851          12635               11812
   1/00         15563            18551          13953          15067               11743
   1/01         15356            18383          14469          13813               11921
   1/02         12839            15415          13949          10249               11968
1/31/03          9798            11869          10898           8719               12172

The chart above represents a hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite index that consists of the equity total returns for Europe, Australasia and the Far East. The Salomon Smith Barney High-Yield Market Index covers a significant portion of the below investment-grade U.S. corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The chart does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance -- Select High Growth Portfolio+
.................................................................................

                                   Net Asset Value
                         ---------------------------------     Income      Capital Gain
Year Ended               Beginning of Year    End of Year     Dividends    Distributions    Total Returns
=========================================================================================================
1/31/03                         $10.72            $ 8.07        $0.11          $0.00           (23.69)%
---------------------------------------------------------------------------------------------------------
1/31/02                          14.23             10.72         0.63           0.59           (16.39)
---------------------------------------------------------------------------------------------------------
1/31/01                          15.16             14.23         0.39           0.35            (1.33)
---------------------------------------------------------------------------------------------------------
1/31/00                          13.02             15.16         0.07           0.17            18.46
---------------------------------------------------------------------------------------------------------
1/31/99                          11.06             13.02         0.07           0.04            18.79
---------------------------------------------------------------------------------------------------------
2/5/97* - 1/31/98                10.00             11.06         0.00           0.00            10.60++
=========================================================================================================
Total                                                           $1.27          $1.15
=========================================================================================================

Average Annual Total Returns -- Select High Growth Portfolio (unaudited)
.................................................................................
Year Ended 1/31/03                                                      (23.69)%
--------------------------------------------------------------------------------
Five Years Ended 1/31/03                                                 (2.39)
--------------------------------------------------------------------------------
2/5/97* through 1/31/03                                                  (0.34)
================================================================================

Cumulative Total Return -- Select High Growth Portfolio (unaudited)
.................................................................................
2/5/97* through 1/31/03                                                  (2.02)%
================================================================================

+ It is the Select High Growth Portfolio's policy to distribute dividends and capital gains, if any, annually.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.

                          THE SELECT GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            Target Asset Allocation
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                             30%    Bond Funds
                             70%    Stock Funds

The Select Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.

.................................................................................

The Target Asset Allocation set forth above represents an approximate mix of investments for the Select Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Smith Barney Allocation Series' Board of Directors.

(Please note international stocks are subject to certain risks, including currency fluctuations; small-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and are inherently more risky than higher-rated securities and a sector fund invests in a single industry so its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries. There are also risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*
--------------------------------------------------------------------------------

S&P 500**                                                                -23.01%
Russell 2000(R)***                                                       -21.87
MSCI EAFE+                                                               -14.93
Lehman Brothers Government/
   Credit Bond++                                                          10.22

.................................................................................
* The chart above represents total returns for the year ended January 31, 2003.
** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
*** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
+ The Morgan Stanley Capital International ("MSCI") EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
++ The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index, tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                               Performance Update
--------------------------------------------------------------------------------

For the year ended January 31, 2003, the Portfolio's shares returned -18.04%. The chart that appears on page 8 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio. The Portfolio outperformed its Lipper peer group of variable multi-cap core funds, which returned -22.31% for the same period.(1)

----------
(1) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended January 31, 2003, calculated among 110 funds in the variable multi-cap core funds category with reinvestment of dividends and capital gains excluding expenses associated with separate accounts, including administrative fees, account charges and surrender charges.

Value of $10,000 Invested in the Select Growth Portfolio vs. the S&P 500 Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Lehman Brothers Government/Credit Bond Index
.................................................................................
February 5, 1997 -- January 31, 2003 (unaudited)

  [The following table was depicted as a line chart in the printed material.]

            Select Growth       S&P        Russell 2000    MSCI EAFE    Lehman Brothers Government/
              Portfolio      500 Index        Index          Index            Credit Bond Index
            -------------    ---------     ------------    ---------    ---------------------------
 2/5/97         10000          10000           10000         10000                  10000
   1/98         11280          12689           11807         11028                  11117
   1/99         13120          16814           11851         12635                  12086
   1/00         14395          18551           13953         15067                  11738
   1/01         14426          18383           14469         13813                  13353
   1/02         12499          15415           13949         10249                  14355
1/31/03         10245          11869           10898          8719                  15822

The chart above represents a hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index, is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The chart does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance -- Select Growth Portfolio+
.................................................................................

                                   Net Asset Value
                         ---------------------------------     Income      Capital Gain
Year Ended               Beginning of Year    End of Year     Dividends    Distributions  Total Returns
=======================================================================================================
1/31/03                         $11.29            $ 7.47        $1.15          $0.63        (18.04)%
-------------------------------------------------------------------------------------------------------
1/31/02                          13.03             11.29         0.00           0.00        (13.35)
-------------------------------------------------------------------------------------------------------
1/31/01                          13.80             13.03         0.37           0.43          0.22
-------------------------------------------------------------------------------------------------------
1/31/00                          12.87             13.80         0.13           0.17          9.72
-------------------------------------------------------------------------------------------------------
1/31/99                          11.28             12.87         0.11           0.12         16.31
-------------------------------------------------------------------------------------------------------
2/5/97* - 1/31/98                10.00             11.28         0.00           0.00         12.80++
=======================================================================================================
Total                                                           $1.76          $1.35
=======================================================================================================

Average Annual Total Returns -- Select Growth Portfolio (unaudited)
.................................................................................
Year Ended 1/31/03                                                      (18.04)%
--------------------------------------------------------------------------------
Five Years Ended 1/31/03                                                 (1.91)
--------------------------------------------------------------------------------
2/5/97* through 1/31/03                                                   0.40
================================================================================

Cumulative Total Return -- Select Growth Portfolio (unaudited)
.................................................................................
2/5/97* through 1/31/03                                                   2.45%
================================================================================

+ It is the Select Growth Portfolio's policy to distribute dividends and capital gains, if any, annually.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.

                         THE SELECT BALANCED PORTFOLIO

--------------------------------------------------------------------------------
                            Target Asset Allocation
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                             50%    Bond Funds
                             50%    Stock Funds

The Select Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.

.................................................................................
The Target Asset Allocation set forth above represents an approximate mix of investments for the Select Balanced Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

(Please note international stocks are subject to certain risks, including currency fluctuations. There are risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*
--------------------------------------------------------------------------------

S&P 500**                                                                -23.01%
Lehman Brothers Government/
   Credit Bond***                                                         10.22
Salomon Smith Barney
   One-Year U.S. Treasury Bill+                                            3.30
Salomon Smith Barney
   World Government Bond++                                                23.41


.................................................................................

* The chart above represents total returns for the year ended January 31, 2003.
** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
*** The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index, tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
+ The Salomon Smith Barney One-Year U.S. Treasury Bill Index consists of one One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.
++ The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted index that tracks the performance of the government bond markets of 14 countries. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                               Performance Update
--------------------------------------------------------------------------------

For the year ended January 31, 2003, the Portfolio's shares returned -6.21%. The chart that appears on page 11 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio. The Portfolio outperformed its Lipper peer group of variable balanced funds, which returned -10.78% for the same period.(1)

----------
(1) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended January 31, 2003, calculated among 71 funds in the variable balanced funds category with reinvestment of dividends and capital gains excluding expenses associated with separate accounts, including administrative fees, account charges and surrender charges.

Value of $10,000 Invested in the Select Balanced Portfolio vs. the S&P 500
Index, Lehman Brothers Government/Credit Bond Index, Salomon Smith Barney World Government Bond Index and Salomon Smith Barney One-Year U.S. Treasury Bill Index
.................................................................................
February 5, 1997 -- January 31, 2003 (unaudited)

  [The following table was depicted as a line chart in the printed material.]

                                              Lehman Brothers     Salomon Smith Barney        Salomon Smith
            Select Balanced     S&P 500     Government/Credit      World Government       Barney One-Year U.S.
              Portfolio          Index          Bond Index            Bond Index          Treasury Bill Index
            -------------       -------     -----------------    --------------------     --------------------
 2/5/97         10000            10000            10000                 10000                     10000
   1/98         11280            12689            11117                 11111                     10629
   1/99         12381            16814            12086                 12863                     11224
   1/00         12961            18551            11738                 12164                     11686
   1/01         14201            18383            13353                 13585                     12628
   1/02         13544            15415            14355                 13218                     13337
1/31/03         12704            11869            15822                 16314                     13819

The chart above represents a hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations) assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index, is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Salomon Smith Barney One-Year U.S. Treasury Bill Index consists of one one-year United States Treasury Bill whose return is tracked until its maturity. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The chart does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance -- Select Balanced Portfolio+

.................................................................................

                                 Net Asset Value
                         ---------------------------------     Income      Capital Gain       Return
Year Ended               Beginning of Year    End of Year     Dividends    Distributions    of Capital     Total Returns
========================================================================================================================
1/31/03                         $11.02            $ 9.59        $0.70          $0.00           $0.03          (6.21)%
------------------------------------------------------------------------------------------------------------------------
1/31/02                          12.35             11.02         0.42           0.34            0.00          (4.62)
------------------------------------------------------------------------------------------------------------------------
1/31/01                          12.13             12.35         0.40           0.50            0.00           9.57
------------------------------------------------------------------------------------------------------------------------
1/31/00                          12.04             12.13         0.22           0.24            0.00           4.69
------------------------------------------------------------------------------------------------------------------------
1/31/99                          11.28             12.04         0.16           0.16            0.00           9.76
------------------------------------------------------------------------------------------------------------------------
2/5/97* - 1/31/98                10.00             11.28         0.00           0.00            0.00          12.80++
========================================================================================================================
Total                                                           $1.90          $1.24           $0.03
========================================================================================================================

Average Annual Total Returns -- Select Balanced Portfolio (unaudited)
.................................................................................
Year Ended 1/31/03                                                       (6.21)%
--------------------------------------------------------------------------------
Five Years Ended 1/31/03                                                  2.41
--------------------------------------------------------------------------------
2/5/97* through 1/31/03                                                   4.08
================================================================================

Cumulative Total Return -- Select Balanced Portfolio (unaudited)
.................................................................................
2/5/97* through 1/31/03                                                   27.04%
================================================================================

+ It is the Select Balanced Portfolio's policy to distribute dividends and capital gains, if any, annually.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.

The Select High Growth Portfolio
Schedule of Investments                                         January 31, 2003
.................................................................................

  Shares                                    Description                                             Value
============================================================================================================
Underlying Funds -- 99.9%
   134,974  Smith Barney Aggressive Growth Fund Inc.                                            $ 8,724,755
   396,069  Smith Barney Funds, Inc. - Large Cap Value Fund                                       4,416,179
   655,446  Smith Barney Income Funds - Smith Barney High Income Fund                             4,050,656
 1,052,987  Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund        8,687,142
 1,560,777  Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund               8,631,095
   644,575  Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund               4,421,782
   413,093  Smith Barney Investment Series - Smith Barney Growth and Income Fund                  4,432,485
   865,763  Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund        12,934,497
   287,919  Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                        4,485,774
 1,719,447  Smith Barney Small Cap Core Fund, Inc.                                               17,383,608
   909,549  Smith Barney World Funds, Inc. - International All Cap Growth Portfolio               8,622,525
-----------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $133,917,515)                                        86,790,498
===========================================================================================================

   Face
  Amount                                    Description                                             Value
===========================================================================================================
Repurchase Agreement -- 0.1%
$  103,000  Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds at maturity -- $103,011;
              (Fully collateralized by U.S. Treasury Strips, 0.000% due 5/15/12 to 11/15/27;
               Market value -- $106,090) (Cost -- $103,000)                                         103,000
===========================================================================================================
            Total Investments -- 100% (Cost -- $134,020,515*)                                   $86,893,498
===========================================================================================================

* Aggregate cost for Federal income tax purposes is $135,284,903.

                       See Notes to Financial Statements.

The Select Growth Portfolio
Schedule of Investments                                         January 31, 2003
.................................................................................

  Shares                                    Description                                             Value
============================================================================================================
Underlying Funds -- 99.7%
   113,586  Smith Barney Aggressive Growth Fund Inc.                                            $  7,342,217
 1,308,284  Smith Barney Funds, Inc. - Large Cap Value Fund                                       14,587,370
 2,307,872  Smith Barney Income Funds - Smith Barney High Income Fund                             14,262,651
   699,058  Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund           7,025,531
   903,972  Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund         7,457,768
 1,100,940  Smith Barney Investment Funds Inc. - Smith Barney Investment Grade Bond Fund          14,114,056
 2,613,587  Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund               14,453,139
 1,096,791  Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                7,523,988
 1,359,984  Smith Barney Investment Series - Smith Barney Growth and Income Fund                  14,592,633
   973,858  Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund         14,549,440
   482,055  Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                         7,510,415
   735,509  Smith Barney Small Cap Core Fund, Inc.                                                 7,435,994
 1,519,151  Smith Barney World Funds, Inc. - International All Cap Growth Portfolio               14,401,550
------------------------------------------------------------------------------------------------------------
             Total Underlying Funds (Cost -- $221,677,526)                                       145,256,752
============================================================================================================

   Face
  Amount                                    Description                                             Value
============================================================================================================
Repurchase Agreement -- 0.3%
$  439,000  Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds at maturity -- $439,046;
              (Fully collateralized by U.S. Treasury Strips, 0.000% due 5/15/12 to 11/15/27;
              Market value -- $452,171) (Cost -- $439,000)                                           439,000
============================================================================================================
            Total Investments -- 100% (Cost -- $222,116,526*)                                   $145,695,752
============================================================================================================

* Aggregate cost for Federal income tax purposes is $223,780,991.

                       See Notes to Financial Statements.

The Select Balanced Portfolio
Schedule of Investments                                         January 31, 2003
.................................................................................

  Shares                                    Description                                             Value
============================================================================================================
Underlying Funds -- 99.7%
 2,191,934  Smith Barney Appreciation Fund Inc.                                                 $ 23,957,844
 2,343,797  Smith Barney Fundamental Value Fund Inc.                                              23,461,412
 1,060,252  Smith Barney Funds, Inc. - Large Cap Value Fund                                       11,821,807
 2,485,495  Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                            10,613,062
 1,857,512  Smith Barney Income Funds - Smith Barney Convertible Fund                             25,206,439
 5,601,206  Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund            36,239,806
 2,014,038  Smith Barney Income Funds - Smith Barney Premium Total Return Fund                    24,712,242
 2,341,229  Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund          23,529,349
 1,163,125  Smith Barney Investment Series - Smith Barney Growth and Income Fund                  12,480,330
 1,935,119  Smith Barney Managed Governments Fund Inc.                                            25,040,440
 1,088,508  Smith Barney World Funds, Inc. - Global Government Bond Portfolio                     11,810,307
 1,266,541  Smith Barney World Funds, Inc. - International All Cap Growth Portfolio               12,006,807
------------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $289,643,459)                                        240,879,845
============================================================================================================

   Face
  Amount                                    Description                                             Value
============================================================================================================
Repurchase Agreement -- 0.3%
$  655,000  Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds at maturity -- $655,069;
              (Fully collateralized by U.S. Treasury Strips, 0.000% due 5/15/12 to 11/15/27;
              Market value -- $674,651) (Cost -- $655,000)                                           655,000
============================================================================================================
            Total Investments -- 100% (Cost -- $290,298,459*)                                   $241,534,845
============================================================================================================

* Aggregate cost for Federal income tax purposes is $293,978,524.

                       See Notes to Financial Statements.

Statements of Assets and Liabilities                            January 31, 2003
.................................................................................

                                                          Select            Select             Select
                                                       High Growth          Growth            Balanced
                                                        Portfolio          Portfolio          Portfolio
=========================================================================================================
Assets:
   Investments, at cost                               $ 134,020,515      $ 222,116,526      $ 290,298,459
=========================================================================================================
   Investments, at value                              $  86,893,498      $ 145,695,752      $ 241,534,845
   Cash                                                         116                637                627
   Dividends and interest receivable                         37,364            214,753            662,813
---------------------------------------------------------------------------------------------------------
   Total Assets                                          86,930,978        145,911,142        242,198,285
---------------------------------------------------------------------------------------------------------
Liabilities:
   Management fee payable                                    69,135             85,362            140,405
   Payable for Fund shares purchased                         61,570             43,007            158,629
---------------------------------------------------------------------------------------------------------
   Total Liabilities                                        130,705            128,369            299,034
=========================================================================================================
Total Net Assets                                      $  86,800,273      $ 145,782,773      $ 241,899,251
=========================================================================================================
Net Assets:
   Par value of capital shares                        $      10,758      $      19,525      $      25,222
   Capital paid in excess of par value                  147,914,283        233,319,387        301,425,748
   Undistributed net investment income                      100,819            103,435                 --
   Accumulated net realized loss from investments       (14,098,570)       (11,238,800)       (10,788,105)
   Net unrealized depreciation of investments           (47,127,017)       (76,420,774)       (48,763,614)
=========================================================================================================
Total Net Assets                                      $  86,800,273      $ 145,782,773      $ 241,899,251
=========================================================================================================
Shares Outstanding                                       10,758,201         19,524,899         25,222,414
---------------------------------------------------------------------------------------------------------
Net Asset Value                                       $        8.07      $        7.47      $        9.59
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Statements of Operations                     For the Year Ended January 31, 2003
.................................................................................

                                                                        Select          Select           Select
                                                                     High Growth        Growth          Balanced
                                                                      Portfolio        Portfolio        Portfolio
==================================================================================================================
Investment Income:
   Income distributions from Underlying Funds                       $    725,832     $  3,504,328     $  7,584,060
   Interest                                                                8,086           12,180           26,859
------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                               733,918        3,516,508        7,610,919
------------------------------------------------------------------------------------------------------------------
Expenses:
   Management fee (Note 2)                                               382,201          612,190          931,232
------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                        382,201          612,190          931,232
------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                    351,717        2,904,318        6,679,687
------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note 3):
   Realized Gain (Loss) From:
     Sale of Underlying Funds                                         (8,427,703)      (9,661,655)      (7,884,002)
     Capital gain distributions from Underlying Funds                         --               --          475,508
------------------------------------------------------------------------------------------------------------------
   Net Realized Loss                                                  (8,427,703)      (9,661,655)      (7,408,494)
------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of year                                               (25,058,650)     (47,014,752)     (30,900,963)
     End of year                                                     (47,127,017)     (76,420,774)     (48,763,614)
------------------------------------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                           (22,068,367)     (29,406,022)     (17,862,651)
------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                                              (30,496,070)     (39,067,677)     (25,271,145)
==================================================================================================================
Decrease in Net Assets From Operations                              $(30,144,353)    $(36,163,359)    $(18,591,458)
==================================================================================================================

                       See Notes to Financial Statements.

Statements of Changes in Net Assets          For the Year Ended January 31, 2003
.................................................................................

                                                                       Select          Select           Select
                                                                    High Growth        Growth          Balanced
                                                                     Portfolio        Portfolio        Portfolio
===================================================================================================================
Operations:
  Net investment income                                            $     351,717    $   2,904,318    $   6,679,687
  Net realized loss                                                   (8,427,703)      (9,661,655)      (7,408,494)
  Increase in net unrealized depreciation                            (22,068,367)     (29,406,022)     (17,862,651)
------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                             (30,144,353)     (36,163,359)     (18,591,458)
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                               (1,237,522)     (19,279,957)     (17,099,189)
  Net realized gains                                                          --      (10,277,645)              --
  Capital                                                                     --               --         (822,009)
------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders           (1,237,522)     (29,557,602)     (17,921,198)
------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 8):
  Net proceeds from sale of shares                                     1,526,777        2,727,303       12,499,064
  Net asset value of shares issued for reinvestment of dividends       1,237,522       29,557,602       17,921,198
  Cost of shares reacquired                                          (20,154,813)     (32,281,568)     (43,493,177)
------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund Share Transactions     (17,390,514)           3,337      (13,072,915)
------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                               (48,772,389)     (65,717,624)     (49,585,571)

Net Assets:
  Beginning of year                                                  135,572,662      211,500,397      291,484,822
===================================================================================================================
  End of year*                                                     $  86,800,273    $ 145,782,773    $ 241,899,251
===================================================================================================================
* Includes undistributed net investment income of:                 $     100,819    $     103,435               --
===================================================================================================================

                       See Notes to Financial Statements.

                                             For the Year Ended January 31, 2002
.................................................................................

                                                                       Select          Select           Select
                                                                    High Growth        Growth          Balanced
                                                                     Portfolio        Portfolio        Portfolio
===================================================================================================================
Operations:
  Net investment income                                            $     987,069    $   5,055,906    $  10,422,738
  Net realized loss                                                   (5,445,723)      (1,574,567)      (2,767,376)
  Increase in net unrealized depreciation                            (25,150,097)     (39,020,896)     (20,520,886)
------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                             (29,608,751)     (35,539,557)     (12,865,524)
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                               (7,753,214)              --      (10,427,228)
  Net realized gains                                                  (7,175,788)              --       (8,600,987)
------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders          (14,929,002)              --      (19,028,215)
------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 8):
  Net proceeds from sale of shares                                     3,581,894        6,255,211       30,189,886
  Net asset value of shares issued for in connection with the transfer of Smith Barney Allocation Series -- Select Income
    Portfolio's net assets (Note 5)                                           --               --       21,942,027
  Net asset value of shares issued in connection with the
    transfer of Smith Barney Allocation Series -- Select
    Conservative Portfolio's net assets (Note 5)                              --               --       54,348,260
  Net asset value of shares issued for reinvestment of dividends      14,929,002               --       19,028,215
  Cost of shares reacquired                                          (20,970,430)     (31,641,360)     (30,482,119)
------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund Share Transactions      (2,459,534)     (25,386,149)      95,026,269
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (46,997,287)     (60,925,706)      63,132,530

Net Assets:
  Beginning of year                                                  182,569,949      272,426,103      228,352,292
==================================================================================================================
  End of year*                                                     $ 135,572,662    $ 211,500,397    $ 291,484,822
==================================================================================================================
* Includes undistributed net investment income of:                 $     986,624    $  16,479,074    $  10,419,502
==================================================================================================================

                       See Notes to Financial Statements.

Notes to Financial Statements
.................................................................................

1. Significant Accounting Policies

The Select High Growth, Select Growth and Select Balanced Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and six other separate investment portfolios: Global, High Growth, Growth, Balanced, Conservative and Income Portfolios. The Portfolios invest in other mutual funds ("Underlying Funds") managed by Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans, including the affiliates of the investment manager. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) dividend income and short-term capital gains from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on the accrual basis; (d) long-term capital gains from the Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method;
(f)dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Travelers Investment Adviser, Inc. ("TIA"), another subsidiary of SSBH, acts as the investment manager for the Fund. Each Portfolio pays TIA a monthly fee calculated at an annual rate of 0.35% on the average daily net assets. From this fee all expenses of the Fund are deducted, except for extraordinary expenses. If expenses exceed the 0.35% fee, this amount is paid on behalf of the Fund by TIA.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended January 31, 2003, TIA paid, for each Portfolio, transfer agent fees of $5,000 to CTB.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                       Purchases          Sales
================================================================================
Select High Growth                             $ 1,269,595      $19,575,876
Select Growth                                    5,625,558       32,761,398
Select Balanced                                 18,497,188       40,158,291
================================================================================

At January 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                 Net Unrealized
Portfolio                    Appreciation       Depreciation      Depreciation
================================================================================
Select High Growth            $3,341,630        $(51,733,035)    $(48,391,405)
Select Growth                  5,824,606         (83,909,845)     (78,085,239)
Select Balanced                4,192,865         (56,636,544)     (52,443,679)
================================================================================

.................................................................................

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and security dealers subject to agreements to resell the securities to sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Transfer of Net Assets

On April 30, 2001, the Select Balanced Portfolio acquired the assets and liabilities of the Smith Barney Allocation Series -- Select Income Portfolio and Select Conservative Portfolio ("Portfolios") pursuant to a plan of reorganization approved by Portfolios' shareholders on February 12, 2001. Total shares issued by the Select Balanced Portfolio, the total net assets of the Portfolios and total net assets of the Select Balanced Portfolio on the date of the transfer were as follows:

                                      Shares Issued by the          Total Net Assets        Total Net Assets of the
Acquired Portfolio                  Select Balanced Portfolio       of the Portfolios      Select Balanced Portfolio
====================================================================================================================
Select Income Portfolio                    1,808,906                   $21,942,027                $224,622,872
Select Conservative Portfolio              4,480,483                    54,348,260                 224,622,872
====================================================================================================================

The total net assets of the Select Income Portfolio and Select Conservative Portfolio before acquisition included unrealized depreciation of $(2,000,457) and $(3,153,313), respectively. Total net assets of the Select Balanced Portfolio immediately after the transfer were $300,913,159. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

6. Capital Loss Carryforward

At January 31, 2003, the Select High Growth, Select Growth and Select Balanced Portfolios had, for Federal income tax purposes, approximately $11,729,000, $8,143,000 and $4,130,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on January 31 of the year indicated:

Portfolio                  2008        2009        2010          2011           Total
=======================================================================================
Select High Growth             --         --    $5,256,000    $6,473,000    $11,729,000
Select Growth                  --         --     1,225,000     6,918,000      8,143,000
Select Balanced          $173,000    $25,000     2,751,000     1,181,000      4,130,000
=======================================================================================

In addition, Select High Growth, Select Growth and Select Balanced Portfolios had $1,105,131, $1,431,257 and $2,977,567, respectively, of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

7. Income Tax Information and Distributions to Shareholders

At January 31, 2003, the tax basis components of distributable earnings were:

                             Undistributed     Accumulated
                               Ordinary           Capital          Unrealized
Portfolio                       Income            Losses          Depreciation
================================================================================
Select High Growth             $100,819       $(11,729,051)      $(48,391,405)
Select Growth                   103,435         (8,143,078)       (78,085,239)
Select Balanced                      --         (4,130,474)       (52,443,679)
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

.................................................................................

The tax character of distributions paid during the year ended January 31, 2003 was:

                               Ordinary          Long Term
Portfolio                       Income         Capital Gains       Capital           Total
=============================================================================================
Select High Growth           $ 1,237,522                 --              --       $ 1,237,522
Select Growth                 19,279,957        $10,277,645              --        29,557,602
Select Balanced               17,099,189                 --        $822,009        17,921,198
=============================================================================================

8. Capital Shares

At January 31, 2003, the Fund had 6.1 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares for each Portfolio were as follows:

                                                                    Year Ended            Year Ended
                                                                 January 31, 2003      January 31, 2002
=======================================================================================================
SELECT HIGH GROWTH PORTFOLIO
   Shares sold                                                         170,146               296,932
   Shares issued on reinvestment                                       151,063             1,346,275
   Shares reacquired                                                (2,207,025)           (1,829,590)
-------------------------------------------------------------------------------------------------------
   Net Decrease                                                     (1,885,816)             (186,383)
=======================================================================================================
SELECT GROWTH PORTFOLIO
   Shares sold                                                         302,210               541,444
   Shares issued on reinvestment                                     3,890,131                    --
   Shares reacquired                                                (3,393,027)           (2,731,379)
-------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)                                             799,314            (2,189,935)
=======================================================================================================
SELECT BALANCED PORTFOLIO
   Shares sold                                                       1,181,011             2,621,321
   Net asset value of shares issued in connection with the
     transfer of the Smith Barney Allocation Series -- Select
     Income Portfolio's net assets (Note 5)                                 --             1,808,906
   Net asset value of shares issued in connection with the
     transfer of the Smith Barney Allocation Series -- Select
     Conservative Portfolio's net assets (Note 5)                           --             4,480,483
   Shares issued on reinvestment                                     1,871,333             1,718,899
   Shares reacquired                                                (4,273,592)           (2,682,069)
-------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)                                          (1,221,248)            7,947,540
=======================================================================================================

Financial Highlights
.................................................................................

For a share of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

Select High Growth Portfolio                   2003          2002(1)         2001(1)         2000(1)         1999(1)
=====================================================================================================================
Net Asset Value, Beginning of Year          $  10.72       $   14.23       $   15.16       $   13.02       $   11.06
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                      0.04            0.08            0.65            0.60            0.13
  Net realized and unrealized gain (loss)      (2.58)          (2.37)          (0.84)           1.78            1.94
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.54)          (2.29)          (0.19)           2.38            2.07
---------------------------------------------------------------------------------------------------------------------
Less Distribution From:
  Net investment income                        (0.11)          (0.63)          (0.39)          (0.07)          (0.07)
  Net realized gains                              --           (0.59)          (0.35)          (0.17)          (0.04)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.11)          (1.22)          (0.74)          (0.24)          (0.11)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   8.07       $   10.72       $   14.23       $   15.16       $   13.02
---------------------------------------------------------------------------------------------------------------------
Total Return                                  (23.69)%        (16.39)%         (1.33)%         18.46%          18.79%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $ 86,800       $ 135,573       $ 182,570       $ 148,033       $  75,780
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.35%           0.35%           0.35%           0.35%           0.35%
  Net investment income                         0.32            0.66            4.33            4.30            1.08
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            1%              5%              7%              0%             19%
=====================================================================================================================

(1) Per share amounts have been calculated using the mon thly average shares method.
(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

.................................................................................

For a share of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

Select Growth Portfolio                       2003(1)        2002(1)         2001(1)         2000(1)         1999(1)
=====================================================================================================================
Net Asset Value, Beginning of Year          $   11.29      $   13.03       $   13.80       $   12.87       $   11.28
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                       0.16           0.26            0.58            0.51            0.27
  Net realized and unrealized gain (loss)       (2.20)         (2.00)          (0.55)           0.72            1.55
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (2.04)         (1.74)           0.03            1.23            1.82
---------------------------------------------------------------------------------------------------------------------
Less Distribution From:
  Net investment income                         (1.15)            --           (0.37)          (0.13)          (0.11)
  Net realized gains                            (0.63)            --           (0.43)          (0.17)          (0.12)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.78)            --           (0.80)          (0.30)          (0.23)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    7.47      $   11.29       $   13.03       $   13.80       $   12.87
---------------------------------------------------------------------------------------------------------------------
Total Return                                   (18.04)%       (13.35)%          0.22%           9.72%          16.31%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $ 145,783      $ 211,500       $ 272,426       $ 236,028       $ 129,929
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.35%          0.35%           0.35%           0.35%           0.35%
  Net investment income                          1.66           2.21            4.29            3.85            2.29
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             3%             6%              4%              0%             10%
=====================================================================================================================

Select Balanced Portfolio                      2003          2002(1)         2001(1)         2000(1)         1999(1)
=====================================================================================================================
Net Asset Value, Beginning of Year          $   11.02      $   12.35       $   12.13       $   12.04       $   11.28
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                       0.34           0.43            0.60            0.48            0.42
  Net realized and unrealized gain (loss)       (1.04)         (1.00)           0.52            0.07            0.66
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.70)         (0.57)           1.12            0.55            1.08
---------------------------------------------------------------------------------------------------------------------
Less Distribution From:
  Net investment income                         (0.70)         (0.42)          (0.40)          (0.22)          (0.16)
  Net realized gains                               --          (0.34)          (0.50)          (0.24)          (0.16)
  Capital                                       (0.03)            --              --              --              --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.73)         (0.76)          (0.90)          (0.46)          (0.32)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    9.59      $   11.02       $   12.35       $   12.13       $   12.04
---------------------------------------------------------------------------------------------------------------------
Total Return                                    (6.21)%        (4.62)%          9.57%           4.69%           9.76%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $ 241,899      $ 291,485       $ 228,352       $ 192,922       $ 133,796
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.35%          0.35%           0.35%           0.35%           0.35%
  Net investment income                          2.51           3.77            4.90            3.92            3.64
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             7%            10%              1%              0%              7%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

Independent Auditors' Report
.................................................................................

The Shareholders and Board of Directors of
Smith Barney Allocation Series Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Select High Growth, Select Growth and Select Balanced Portfolios ("Portfolios") of the Smith Barney Allocation Series Inc. ("Fund") as of January 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Portfolios of the Fund as of January 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ KPMG LLP


New York, New York
March 12, 2003

Additional Information (unaudited)
.................................................................................

Information about Directors and Officers

The business and affairs of the Smith Barney Allocation Series Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                                         Number of
                                               Term of                                  Portfolios
                                               Office*                                    in Fund
                                Position(s)  and Length                                   Complex
                                 Held with    of Time    Principal Occupation(s)        Overseen by        Other Directorships
Name, Address, and Age             Fund        Served    During Past Five Years           Director           Held by Director
----------------------          ----------   ----------  -----------------------        -----------        -------------------
Non-Interested Directors:

H. John Ellis                    Director       Since    Retired                             34                   None
858 East Crystal Downs Drive                    1996
Frankfort, MI 49635
Age 75

Armon E. Kamesar                 Director       Since    Chairman, TEC International;        34          Inter Ocean Systems Inc.
7328 Country Club Drive                         1995     Trustee, US Bankruptcy Court
La Jolla, CA 92037
Age 74

Stephen E. Kaufman               Director       Since    Attorney                            62                   None
Stephen E. Kaufman PC Co.                       1995
277 Park Avenue, 47th Floor
New York, NY 10172
Age 70

John J. Murphy                   Director       Since    President, Murphy Capital           34         Barclays International Funds
123 Prospect Street                             2002     Management                                     Group Ltd.; Barclays Fund
Ridgewood, NJ 07450                                                                                     Managers Ltd.; Barclays
Age 58                                                                                                  International Fund Managers
                                                                                                        Ltd.; Barclays European
                                                                                                        Investment Holdings SA;
                                                                                                        Barclays Fund Management
                                                                                                        Luxembourg SA; Barclays
                                                                                                        Asian Selection Funds Ltd.;
                                                                                                        Barclays Investment Funds
                                                                                                        (Channel Islands LTD.);
                                                                                                        Barclays Investment Funds
                                                                                                        (Luxembourg) funds SICAV;
                                                                                                        Barclays International funds
                                                                                                        SICAV; and Barclays Euro
                                                                                                        Funds SICAV

Interested Director:

R. Jay Gerken**                  Chairman,      Since    Managing Director of Salomon       227                   None
Salomon Smith Barney Inc.        President      2002     Smith Barney Inc. ("SSB");
399 Park Avenue, 4th Floor       and Chief               Chairman, President and Chief
New York, NY 10022               Executive               Executive Officer of Smith
Age 51                           Officer                 Barney Fund Management LLC
                                                         ("SBFM"), Travelers Investment
                                                         Adviser, Inc. ("TIA") and Citi
                                                         Fund Management Inc.

.................................................................................

                                                                                                Number of
                                                   Term of                                     Portfolios
                                                   Office*                                       in Fund
                                Position(s)      and Length                                      Complex
                                 Held with        of Time    Principal Occupation(s)           Overseen by     Other Directorships
Name, Address, and Age             Fund            Served    During Past Five Years              Director        Held by Director
----------------------          ----------       ----------  -----------------------           -----------     -------------------
Officers:

Lewis E. Daidone                Senior Vice         Since    Managing Director of SSB;             N/A                 N/A
SSB                             President           2002     Director and Senior Vice
125 Broad Street, 11th Floor    and Chief                    President of SBFM and TIA;
New York, NY 10004              Administrative               Former Chief Financial Officer
Age 45                          Officer                      and Treasurer of mutual funds
                                                             affiliated with Citigroup Inc.

Richard L. Peteka               Chief Financial     Since    Director of SSB; Director and         N/A                 N/A
SSB                             Officer and         2002     Head of Internal Control for
125 Broad Street, 11th Floor    Treasurer                    Citigroup Asset Management
New York, NY 10004                                           U.S. Mutual Fund Administration
Age 41                                                       from 1999-2002; Vice
                                                             President, Head of Mutual Fund
                                                             Administration and Treasurer at
                                                             Oppenheimer Capital from
                                                             1996-1999

Kaprel Ozsolak                  Controller          Since    Vice President of SSB                 N/A                 N/A
SSB                                                 2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor              Secretary           Since    Managing Director of SSB;             N/A                 N/A
SSB                                                 1995     General Counsel and Secretary
300 First Stamford Place                                     of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

----------
* Each Director and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is a Director who is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Tax Information (unaudited)
.................................................................................

For Federal tax purposes, the Fund hereby designates for the fiscal year ended January 31, 2003:

      . Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

            Select High Growth Portfolio...........................       15.39%
            Select Growth Portfolio................................        2.24
            Select Balanced Portfolio..............................        3.90

      .     Total long-term capital gain distributions paid:

            Select Growth Portfolio................................ $10,277,645

The following percentages of ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

            Select High Growth Portfolio...........................        0.02%
            Select Growth Portfolio................................        4.29
            Select Balanced Portfolio..............................        7.21

Directors

H. John Ellis
R. Jay Gerken, Chairman
Armon E. Kamesar
Stephen E. Kaufman
John J. Murphy

Officers

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

Investment Manager

Travelers Investment
  Adviser, Inc.

Custodian

State Street Bank and
  Trust Company

Smith Barney
Allocation Series Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report is submitted for the general information of the owners of the Smith Barney Allocation Series Inc.: Select High Growth, Select Growth and Select Balanced Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                               Member NASD, SIPC

                                              (C) 2003 Salomon Smith Barney Inc.

                                                                    FD01436 3/03


                                                                         03-4605